As filed with the Securities and Exchange Commission on February 3, 2016

Securities Act File No. [    ]

Investment Company Act File No. 811-23131

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

Apollo Multi Sector Income Fund A

(Exact name of Registrant as specified in Charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices)

(212) 515-3200

(Registrant’s Telephone Number, including Area Code)

Joseph D. Glatt, Esq.

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8 (c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	100,000	$10	$1,000,000	$100.70

(1)	Estimated solely for purposes of calculating the registration fee.

☒	The Sole Trustee of Apollo Multi Sector Income Fund has also executed this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

APOLLO MULTI SECTOR INCOME FUND A

PROSPECTUS

[    ], 2016

9 West 57th Street

New York, NY 10019

Investment Objective. Apollo Multi Sector Income Fund A (the “Fund”) is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to generate attractive risk-adjusted returns using a multi-sector approach to fixed income value investing.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Risk Factors” beginning on p. 12 and in “Types of Investments and Related Risks” beginning on p. 18.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus (the “Prospectus”). Any representation to the contrary is a criminal offense.

	Per Share			Total
Public Offering Price	$	[	]	$	[	]
Proceeds to the Fund(1)	$	[	]	$	[	]

(1)	Assumes all Shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, as described herein. The Fund has incurred organizational costs of approximately $[ ] and offering costs of approximately $[ ]. The Fund’s offering costs are being amortized over the 12-month period beginning on the date on which subscription for Shares are accepted by the Fund, subject to the Expense Limitation Agreement (as defined below). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund is offering on a continuous basis up to [    ] shares of beneficial interest (“Shares”). [    ] acts as the distributor of the Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.”

Investment Portfolio. The Fund invests all or substantially all of its assets in Apollo Multi Sector Income Fund (the “Master Fund”), a separate closed end, non-diversified, management investment company with the same investment objective and strategies as the Fund. The Master Fund intends to invest at least 80% of its assets in fixed income securities, including: credit assets or instruments that the Fund’s investment adviser believes have strong fundamental quality characteristics such as loans and high yield bonds; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; corporate credit; mezzanine debt; residential mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; illiquid opportunistic investments; emerging market investments; insurance-related investments; municipal credit; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; student loans; certain credit derivatives such as credit default swaps; and any other asset or instrument having a similar target return profile. See “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” on p. 18 and “Repurchases and Transfers of Shares.”

•	The Fund’s Shares will not be listed on any national securities exchange and it is not anticipated that a secondary market will develop. Therefore, an investment in the Fund should be viewed as a long-term investment and may not be suitable for investors who may need the money they invest within a specified timeframe.

•	The Fund has no obligation to repurchase Shares.

•	Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion.

•	The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by the Fund.

Adviser. As the Fund is a feeder fund in a master/feeder structure, it does not have its own investment adviser. Apollo Credit Management, LLC (“Adviser”) is the Master Fund’s investment adviser.

Advisory Fee. The Master Fund pays the Adviser a monthly advisory fee of [        ]% ([        ]% on an annualized basis) of the Master Fund’s month-end gross asset value (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Master Fund’s assets and is computed based on the value of the gross assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s Advisory Fee. See “Advisory Fee.”

Eligible Investors. Generally, the minimum initial investment in the Fund by any investor is $[            ], and any subsequent additional investment must be a minimum of $[            ]. [Investors may only purchase their Shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for investors who purchase Shares through such RIA.]

This Prospectus concisely provides information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information (“SAI”) dated [            ], 2016, has been filed with the Securities and Exchange Commission (“SEC”). The SAI and the Fund’s and the Master Fund’s annual and semi-annual reports and other information filed with the SEC are available upon request and without charge by writing to the Fund at 9 West 57th Street, New York, New York 10019, by calling the Fund collect at [            ] or on the Fund’s website at [            ]. The table of contents of the SAI appears on p. [    ] of this Prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and the Master Fund and to make Shareholder inquiries. The SAI and other information about the Fund and the Master Fund are also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS SUMMARY

THE FUND	Apollo Multi Sector Income Fund A (the “Fund”) is a newly-formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

INVESTMENT PROGRAM	Investment Objective

The Fund seeks to generate attractive risk-adjusted returns using a multi-sector approach to fixed income value investing. There can be no assurance that the Fund will meet its investment objective. See “Investment Program – Investment Objective.”

Investment Strategy

The Fund is a feeder fund in a master/feeder structure and will invest all or substantially all of its assets in Apollo Multi Sector Income Fund (the “Master Fund”), a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund.

The Master Fund intends to invest at least 80% of its assets in fixed income securities, including: credit assets or instruments that the Master Fund’s investment adviser believes have strong fundamental quality characteristics such as loans and high yield bonds; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; corporate credit; mezzanine debt; residential mortgage-backed securities (“RMBS”); commercial mortgage-backed securities (“CMBS”); asset-backed securities; illiquid opportunistic investments; emerging market investments; insurance-related investments; municipal credit; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; student loans; certain credit derivatives such as credit default swaps; and any other asset or instrument having a similar target return profile. The Master Fund expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. The Master Fund may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. In addition, the Master Fund will seek to benefit from one of Apollo Global Management, LLC’s (together with its subsidiaries, “Apollo”) historical strengths, which is to identify, understand and evaluate new credit asset classes. As the credit markets evolve, the Master Fund expects to evaluate new credit asset classes for possible inclusion in the Master Fund’s portfolio.

RELATED PERFORMANCE INFORMATION	Set forth in Appendix A is performance information of a total return composite, which includes funds and separate accounts advised by the Adviser or an affiliate of the Adviser, whose investment objectives, strategies, policies and restrictions are substantially similar to those of the Fund. See “Appendix A – Similar Fund Performance Information.”

LEVERAGE	The Fund will not borrow money. The Master Fund may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through the use of reverse repurchase agreements or similar instruments or a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments, though the Master Fund does not expect to do so for sustained periods. The Master Fund may also utilize options, short sales, swaps, forwards and other derivative instruments to effectively leverage the Master Fund’s portfolio.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

In general, the use of leverage by the Master Fund may increase the volatility of the Fund. See “Types of Investments and Related Risks—Investment Risks—Use and Availability of Leverage; Recent Changes in Credit Markets.”

SEED CAPITAL	In order to facilitate the launch of the Fund, the Adviser and its affiliates intend to make seed investments of at least $[100,000] in the aggregate in the Fund’s Shares and $[ ] in the aggregate in the Master Fund’s shares by the Initial Subscription Date (defined below). See “Seed Capital.”

DISTRIBUTIONS	Distributions will be paid at least [quarterly] on the Shares in amounts representing substantially all of the Fund’s net investment income. Distributions will be paid at least annually on net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP (as defined herein) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. See “Plan of Distribution” and “Distribution Policy.”

THE OFFERING	The Fund is offering its Shares on a continuous basis. Shares will be offered at an initial price of $[ ] per Share. The initial subscription date for subscriptions for Shares is currently anticipated to be on or about [ ], 2016 (the “Initial Subscription Date”). Subsequent to the Initial Subscription Date, Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value (“NAV”). Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the “Investor Application”). Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in escrow.

BOARD OF TRUSTEES	The Fund has a Board of Trustees (each member a “Trustee”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees (the “Master Fund Board” and together with the Board of Trustees of the Fund, the “Board” or the “Board of Trustees”). See “Management of the Fund and the Master Fund.”

THE ADVISER	As the Fund is a feeder fund in a master/feeder structure, it does not have its own investment adviser. Apollo Credit Management, LLC (“Adviser”) serves as the Master Fund’s investment adviser.

The Adviser, formed in 2011, is located at 9 West 57th Street, New York, New York 10019. The Adviser is an affiliate of Apollo, a publicly-traded company founded in 1990 and headquartered in New York. Apollo is a leading global alternative investment manager with three primary business segments: private equity, credit and real estate, as well as a demonstrated expertise in natural resources. The Adviser and its affiliates, through the Apollo credit platform, offer a broad range of products and solutions across the liquidity spectrum to institutional, private and retail clients. The Adviser and its affiliates focus on attracting and retaining talented in-house and affiliated investment teams and providing them with institutional infrastructure, robust sales and marketing and industry knowledge. As of [ ], 2016, the Adviser and its affiliated advisers had in excess of $[ ] in assets under management.

The Master Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser that is effective for an initial term expiring two years after the initial execution of the Investment Advisory Agreement. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees. The Master Fund Board, or the Master Fund’s Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

ADVISORY FEE	The Fund does not incur a separate advisory fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s advisory fee. This means that the Master Fund’s advisory fee is passed through to, and paid by, the shareholders of all feeder funds that invest in the Master Fund on a proportionate basis. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a monthly advisory fee of [ ]% ([ ]% on an annualized basis) (the “Advisory Fee”) of the Master Fund’s month-end gross asset value. The Advisory Fee is an expense paid out of the Master Fund’s assets and is computed based on the value of the gross assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). See “Advisory Fee.”

FEES AND EXPENSES	The Fund will bear all expenses incurred in the business of the Fund and indirectly its pro rata portion of all expenses incurred by the Master Fund. The Fund has incurred aggregate organizational expenses of approximately $[ ] and aggregate offering costs of approximately $[ ] in connection with this offering. The Master Fund has incurred aggregate organizational expenses of approximately $[ ] and aggregate offering costs of approximately $[ ] in connection with this offering. It is expected that, for purposes of calculating NAV, the Fund’s offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Subscription Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Summary of Fees and Expenses” and “Fund and Master Fund Expenses.”

DISTRIBUTION OF SHARES	Under the terms of a distribution agreement (the “Distribution Agreement”) with [ ] (the “Distributor”), the Distributor will directly distribute Shares to investors.

[Shares are expected to be subject to ongoing shareholder servicing fees to compensate the Distributor and the RIAs for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, [    ]% (on an annualized basis) of the Fund’s NAV (the “Shareholder Servicing Fee”).

The Shareholder Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Shareholder Servicing Fee as long as they hold their Shares. Each compensated RIA is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such RIA.]

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers and financial advisers that have agreed to participate in the distribution of the Fund’s shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services. See “Plan of Distribution.”

[EXPENSE LIMITATION AGREEMENT

The Adviser has contractually entered into an “Expense Limitation Agreement” with the Master Fund for a two-year term beginning on the Initial Subscription Date and ending on the second anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Master Fund during the Limitation Period to an amount not to exceed [    ]% per annum of the Master Fund’s net assets (the “Expense Cap”). “Specified Expenses” is defined to include the Master Fund’s organizational expenses, as well as the Master Fund’s fees for administration, custody, transfer agency, accounting, trustee, legal, audit, and compliance and the Master Fund Board, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Advisory Fee and all transaction expenses of the Master Fund, (ii) interest expenses on Master Fund borrowings, and (iii) taxes and extraordinary expenses.

The Adviser has also contractually entered into an “Expense Limitation Agreement” with the Fund for an initial two-year term beginning on the Initial Subscription Date and covering the Limitation Period to limit the amount of “Fund Specified Expenses” (as described below) borne by the Fund during the Limitation Period to an amount not to exceed [    ]% per annum of the Fund’s net assets (the “Fund Expense Cap”). “Fund Specified Expenses” is defined to include the Fund’s organizational expenses and all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Servicing Fees, (ii) taxes, and (iii) extraordinary expenses.

The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that Specified Expenses or Fund Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Master Fund or the Fund, as applicable, for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap or Fund Expense Cap. See “Summary of Fees and Expenses” and “Fund and Master Fund Expenses.”]

CONFLICTS OF INTEREST	The Adviser and its affiliates may conduct investment activities for its own accounts and other accounts it manages that may give rise to conflicts of interest that may be disadvantageous to the Fund. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial investment in the Fund by an investor is $[ ], and any subsequent additional investment must be a minimum of $[ ]. The minimum initial and additional investments may be reduced by the Fund with respect to employees of the Adviser or its affiliates.

Subsequent to the Initial Subscription Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month based upon the Fund’s then-current NAV. The investor must submit a completed Investor Application form at least [five] business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least [three] business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects” and “Purchases of Shares.”

ELIGIBLE INVESTORS	[Investors may only purchase their Shares through the Distributor or through a registered investment adviser (“RIA”) that has entered into an arrangement with the Distributor to offer Shares pursuant to a “wrap” fee, asset allocation, or other managed asset program. Any RIA who offers Shares may impose additional eligibility requirements for investors who purchase Shares through such RIA.]

Each prospective Shareholder must submit a completed Investor Application acceptable to the Adviser. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

INVESTOR SUITABILITY	An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. The Fund has no obligation to repurchase Shares at any time, and any repurchase offers will be made at the discretion of the Fund’s Board. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will not begin to conduct quarterly repurchase offers until [ ] months after commencement of operations. Repurchase offers may be subject to a fee. Quarterly repurchase offers may not exceed 5% of the Master Fund’s NAV, and therefore an investor may receive only a portion of the requested repurchase amount if aggregate repurchase requests to the Master Fund exceed 5% of the Master Fund’s NAV. See “Other Risks—Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions. See “Repurchases and Transfers of Shares—Repurchases of Shares.”

VALUATION	The Adviser values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which were approved by the Master Fund Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Master Fund Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Master Fund Board reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process. Valuations of Master Fund investments are disclosed in reports filed with the SEC. See “Calculation of Net Asset Value.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund and the Master Fund are closed-end funds. In addition, the Fund’s Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers or transfer of Shares described below.

Shares may be transferred only in limited circumstances to investors eligible to purchase Shares of the Fund. After a partial transfer, the value of the Shares held in the account of each of the transferee and transferor must be at least $[ ]. A Shareholder transferring Shares may be charged reasonable expense.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks—Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least [    ] months following the Initial Subscription Date. Following such date, the Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis (commencing at close of the next calendar quarter following the date [    ] months after the Initial Subscription Date), in an amount not to exceed 5% of the Master Fund’s NAV (the “Share Repurchase Program”).

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally apply to up to 5% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund that were held for less than one year (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum amount of Shares which must be repurchased in any repurchase offer. Neither the Master Fund nor the Fund has any obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of

Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally end approximately [65] days prior to the applicable quarter end valuation date (the “Valuation Date”). The Fund generally expects to pay repurchase proceeds to tendering Shareholders within [30] days of the Valuation Date.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[ ] after giving effect to the repurchase, or the entire account balance may be repurchased.

If aggregate repurchase offers at the Master Fund level exceed 5% of the Master Fund’s NAV, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. If the Fund repurchases a pro rata portion of Shares, then each tendering Shareholder will not receive the full repurchase amount requested. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than $[ ]. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

See “Repurchases and Transfers of Shares—No Right of Redemption” and “—Repurchases of Shares.”

SUMMARY OF TAXATION	The Fund and the Master Fund each intend to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund and the Master Fund so qualify, the Fund and the Master Fund will generally not be subject to federal income tax on their taxable income and gains that they distribute as dividends to Fund Shareholders and Master Fund shareholders, respectively. The Fund and the Master Fund each intend to distribute their income and gains in a way that they should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. Tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make the investment.

If either the Fund or the Master Fund fails to qualify as a RIC or fails to distribute dividends of an amount generally at least equal to 90% of its investment company taxable income to Shareholders in any taxable year, the Fund and Master Fund would be taxed as an ordinary corporation on its taxable income (including its income and gains, even if such income and gains were distributed to its Shareholders), and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. In addition, the Fund and Master Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS	The Fund expects to furnish to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law to assist the Shareholders in preparing their tax returns. The Fund shall prepare and transmit to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

TERM	The Fund’s term is perpetual unless otherwise determined by the Board of Trustees or unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

MASTER/FEEDER STRUCTURE	The Master Fund has submitted to the SEC an application for an exemptive order to permit the Master Fund to offer multiple classes of shares. If the Master Fund’s exemptive application is granted—there is no assurance that the SEC will do so—the Master Fund presently intends to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and the distribution fees and transfer agency fees that each class may be charged (the “Additional Classes of Shares”). Upon the Master Fund’s offering of the Additional Classes of Shares, it is the Adviser’s intention, subject to Master Fund and Fund Board approval, to distribute the corresponding Additional Class of Shares to the Fund which would distribute the Additional Class of Shares to its Shareholders in exchange for the Fund’s outstanding shares (based on the then NAV per share). Following such exchange, the Fund would liquidate and dissolve and the Fund’s shareholders would become direct shareholders of the Master Fund. There would be no change in the rights and privileges of the Fund’s shareholders and it is currently expected that the total annual expense ratio of the corresponding Additional Class of Shares would be lower than the total annual expense ratio of the Fund’s shares due to the cost savings of operating only one fund, not two or more funds. See “Structure.”

RISK FACTORS	An investment in the Fund involves significant risk and is suitable only for investors that can bear the economic risk of the loss of their entire investment, that have limited need for liquidity in their investment and that meet the conditions of the Fund’s suitability requirements. There can be no assurance that the investment objective of the Fund will be achieved. An investment in the Fund involves a high degree of risk, including the risk of loss of the entire amount invested. The Master Fund may invest a portion of its assets in distressed assets and/or positions that are illiquid, the realization and/or disposition of which may not occur for an extended period of time. The use of short sales, options, leverage, futures, swaps and other derivative instruments and other investment techniques may create special risks and substantially increase the impact of adverse price movements on the Master Fund’s portfolio. The Master Fund’s portfolio is expected to be invested mostly in credit-related financial instruments, increasing the volatility of investment results over time and creating the potential that market movements that impact only specific asset classes or a loss in any such position could have a material adverse impact on the Master Fund’s financial instruments. The value of the Master Fund’s financial instruments, and the financial markets in general, may be extremely volatile. The Fund, the Master Fund, the Adviser and their respective affiliates may face certain conflicts of interest relating to, among others, their respective businesses, allocation of time and resources, proprietary investments and allocation of opportunities and expenses. An investment in the Fund provides limited liquidity because the Shares are not freely transferable and the Shareholders will have limited redemption rights. The strategy to be pursued by the Fund and the Master Fund has not been pursued by the Adviser or its affiliates on a stand-alone basis in a fund registered under the 1940 Act.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES

Maximum repurchase fee(1)	2%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s average net assets)(2)

Advisory Fee(3)	[	]%
Interest Expense on Securities Sold Short(4)	[	]%
Other Expenses(5)	[	]%
Shareholder Servicing Fee	[	]%
Total Annual Fund Expenses	[	]%
Less Fee Waiver and Expense Reimbursement(6)	([	])%
Annual Net Expenses(7)	[	]%

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return, that would result from such a return:

1 year			3 years			5 years			10 years
$	[	]	$	[	]	$	[	]	$	[	]

The example should not be considered a representation of future expenses and actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

(1)	An early repurchase fee, equal to 2% of the NAV of the Shares repurchased, will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder to the Fund may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases and Transfers of Shares.”
(2)	The expenses are based on a weighted average of the Fund’s anticipated annual proceeds, which are estimated to be $[ ] for the Fund’s first fiscal year.

(3)	This fee is paid to the Adviser at the Master Fund level.
(4)	These expenses represent estimated interest payments the Master Fund expects to incur in connection with short sales of securities during the current fiscal year.
(5)	Other Expenses are estimated for the Fund’s current fiscal year and include expenses incurred by the Fund and the Master Fund.
(6)	[The Adviser has contractually entered into an “Expense Limitation Agreement” with the Master Fund for a two-year term beginning on the Initial Subscription Date and ending on the second anniversary of the Initial Subscription Date to limit the amount of “Specified Expenses” (as described below) borne by the Master Fund during the Limitation Period to an amount not to exceed [ ]% per annum of the Master Fund’s net assets. “Specified Expenses” is defined to include, but is not limited to, the Master Fund’s organizational expenses, as well as the Master Fund’s fees for administration, custody, transfer agency, accounting, trustee, legal, audit, and compliance and the Master Fund Board, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Advisory Fee and all transaction expenses of the Master Fund, (ii) interest expenses on Master Fund borrowings, and (iii) taxes and extraordinary expenses.

The Adviser has also contractually entered into an “Expense Limitation Agreement” with the Fund for an initial two-year term beginning on the Initial Subscription Date and covering the Limitation Period to limit the amount of “Fund Specified Expenses” (as described below) borne by the Fund during the Limitation Period to an amount not to exceed [    ]% per annum of the Fund’s net assets (the “Fund Expense Cap”). “Fund Specified Expenses” is defined to include Fund organizational expenses and all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Servicing Fees, (ii) taxes, and (iii) extraordinary expenses.

The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that Specified Expenses or Fund Specified Expenses for any month exceed the Expense Cap or Fund Expense Cap, the Adviser will reimburse the Master Fund or the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the applicable Expense Cap or Fund Expense Cap.]

(7)	[Annual Net Expenses include expenses excluded from the Fund’s contractual fee waiver.]

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Master Fund and the Fund, see “Fund and Master Fund Expenses,” “Advisory Fee” and “Purchases of Shares.”

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on [            ]. The Adviser initially seeded capital to the Fund on [    ] and intends to offer on a continuous basis up to [    ] Shares of beneficial interest starting on the Initial Subscription Date. The Fund’s principal office is located at 9 West 57th Street, New York, New York 10019, and its telephone number is [    ]. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. Responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operation is vested in the individuals who serve on the Master Fund Board. The same individuals serve on the Fund’s Board of Trustees and the Master Fund Board. See “Management of the Fund and the Master Fund.”

USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund as of the first business day of the month following the Fund’s receipt of such proceeds in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund

Under normal market circumstances, the Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will allocate such proceeds as soon as practicable (but not in excess of six months) after receiving the proceeds, in accordance with the Fund’s and the Master Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

STRUCTURE

The Fund is a feeder fund in a master/feeder structure and will invest all or substantially all of its assets in the Master Fund, a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund.

The Master Fund has submitted to the SEC an application for an exemptive order to permit the Master Fund to offer multiple classes of shares. If the Master Fund’s exemptive application is granted—there is no assurance that the SEC will do so—the Master Fund presently intends to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and the distribution fees and transfer agency fees that each class may be charged. Upon the Master Fund’s offering of the Additional Classes of Shares, it is the Adviser’s intention, subject to Master Fund and Fund Board approval, to distribute the corresponding Additional Class of Shares to the Fund which would distribute the Additional Class of Shares to its shareholders in exchange for the Fund’s outstanding Shares (based on the then NAV per share). Following such exchange, the Fund would liquidate and dissolve and the Fund’s Shareholders would become direct shareholders of the Master Fund. There would be no change in the rights and privileges of the Fund’s Shareholders and it is currently expected that the total annual expense ratio of the corresponding Additional Class of Shares would be lower than the total annual expense ratio of the Fund’s Shares due to the cost savings of operating only one fund, not two or more funds.

SEED CAPITAL

In order to facilitate the launch of the Fund, the Adviser and its affiliates intend to make seed investments of at least $[100,000] in the aggregate in the Fund’s Shares and $[    ] in the aggregate in the Master Fund’s shares by the Initial Subscription Date.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

INVESTMENT PROGRAM

Investment Objective

The Fund seeks to generate attractive risk-adjusted returns using a multi-sector approach to fixed income value investing.

Investment Strategy

The Master Fund intends to invest at least 80% of its assets in fixed income securities, including: credit assets or instruments that the Adviser believes have strong fundamental quality characteristics such as loans and high yield bonds; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; corporate credit; mezzanine debt; RMBS; CMBS; asset-backed securities; illiquid opportunistic investments; emerging market investments; insurance-related investments; municipal credit; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; student loans; certain credit derivatives such as credit default swaps; and any other asset or instrument having a similar target return profile. The Master Fund expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. The Master Fund may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. In addition, the Master Fund will seek to benefit from one of Apollo’s historical strengths, which is to identify, understand and evaluate new credit asset classes. As the credit markets evolve, the Master Fund expects to evaluate new credit asset classes for possible inclusion in the Master Fund’s portfolio.

RELATED PERFORMANCE INFORMATION

Set forth in Appendix A is performance information of a total return composite, which includes funds and separate accounts managed by the Adviser or an affiliate of the Adviser whose investment objectives, strategies, policies and restrictions are in all material respects equivalent to those of the Fund and the Master Fund.

LEVERAGE

The Fund will not borrow money. The Master Fund may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through the use of reverse repurchase agreements or similar instruments or a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments, though the Master Fund does not expect to do so for sustained periods. The Master Fund may also utilize options, short sales, swaps, forwards and other derivative instruments to effectively leverage the Master Fund’s portfolio.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

In general, the use of leverage by the Master Fund may increase the volatility of the Fund. See “Types of Investments and Related Risks—Investment Risks—Use and Availability of Leverage; Recent Changes in Credit Markets.”

TYPES OF INVESTMENTS AND RELATED RISKS

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by prospective investors capable of evaluating and bearing such risks. Fund returns may be unpredictable and, accordingly, the Fund’s investment program is not suitable as the sole investment vehicle for an investor. A prospective investor should only invest in the Fund as part of a broader overall investment strategy, and only if the prospective investor is able to withstand a total loss of its investment. Prospective investors should carefully consider, among other factors, the matters described below, each of which could have an adverse effect on the value of the Shares. As a result of these factors, as well as other risks inherent in any investment or set forth elsewhere in this Prospectus, there can be no assurance that the Fund will meet its investment objective or otherwise be able to successfully carry out its investment program. The following list is not a complete list of all considerations and risks involved in connection with an investment in the Fund. Prospective investors should make their own inquiries and investigation of the investment described herein, including the merits and risks involved and the legality and tax consequences of such an investment, and consult their own advisors as to the Fund, the offering of Shares described herein and the legal, tax and related matters concerning an investment in the Fund.

Certain statements made in this Prospectus that are not historical facts may contain forward-looking statements regarding the Fund and, in some cases, a portfolio company’s future plans, objectives and expected performance. Forward-looking statements may be identified by the use of terminology, including “may,” “will,” “seek,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Any such forward-looking statements are based on assumptions that the Adviser believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual events or results or the actual performance of the Fund may not differ materially from those expressed or implied by such forward-looking statements. As such, undue reliance should not be placed on such information. Prospective investors should not construe the performance of any other investment entities associated with Apollo, as providing any assurances regarding the performance of the Fund. As with all performance data, past performance can provide no assurance of future results.

Risks Related to the Fund’s Investments

General Investment Risks. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objective will be achieved. The Master Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Master Fund’s investment portfolio may be subject.

Investment and Trading Risks. All investments in securities risk the loss of capital. The Adviser believes that the Master Fund’s investment program and research techniques moderate this risk through a careful selection of securities and other financial instruments. No guarantee or representation is made that the Master Fund’s program will be successful. The Master Fund’s investment program may utilize such investment techniques as leverage, margin transactions, short sales, swaps, options on securities and forward contracts, which practices may, in certain circumstances, increase the adverse impact to which the Master Fund may be subject. The Master Fund will invest in bonds or other fixed income securities, including public and private investment grade and non-investment grade bonds, secured loans, second lien debt, convertible securities, options, swaps, collateralized loan obligations and other similar securities as well as in insurance-related securities, structured products, mortgage-related securities and instruments and equities. Such securities may face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market prices of such securities are also subject to abrupt and erratic market movements and changes in liquidity and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.

Debt Instruments Generally. The Master Fund will invest predominantly in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. It is likely that many of the debt instruments in which the Master Fund may invest may have speculative characteristics. There are no restrictions on the credit quality of the investments of the Master Fund. Generally, such securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Non-Diversified Status. The Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Master Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Master Fund is a “non-diversified” fund for purposes of the 1940 Act, the Master Fund intends to elect and qualify to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Master Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Master Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Master Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Master Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that the Master Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” The Master Fund intends to distribute at least [quarterly] all or substantially all of its net investment income, and annually, net capital gains as dividends to Shareholders; however, this policy may be changed at any time by the Master Fund.

General Economic Conditions. The investments made by the Master Fund may be expected to be sensitive to the performance of the overall economy. There can be no assurances that conditions in the global financial markets will not worsen once again. A negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which could adversely affect the access to capital, ability to utilize leverage or overall performance of the Master Fund or one or more of its investments and these or similar events may affect the ability of the Master Fund to execute its investment strategy.

In addition, uncertainty in the global financial system could lead to an overall weakening of the U.S. and global economies, which could adversely affect the financial resources of the Master Fund’s investments. The deterioration of the global credit markets (including the U.S. credit markets) during the economic downturn, coupled with uncertainty in the global financial system generally, has reduced investor demand and liquidity for investment grade, high yield and senior bank debt and has caused some investment banks and other lenders to be unwilling (or significantly less willing) to finance new investments or to offer committed financing for investments on terms less favorable than terms offered in the past, making it significantly more difficult to obtain favorable financing. This decrease in the availability of financing (or an increase in the interest cost) for leveraged transactions could impair, potentially materially, the Master Fund’s ability to consummate transactions or could cause the Master Fund to enter into certain transactions on less attractive terms. As such, there can be no guarantee that debt facilities will be available at commercially attractive rates throughout the term of the Master Fund or when due for refinancing.

Liquidity of Markets. At times, certain sectors of the fixed-income markets may experience significant declines in liquidity. While such events may sometimes be attributable to changes in interest rates or other factors, the cause is not always apparent. During such periods of market illiquidity, the Master Fund may not be able to sell assets in its portfolio or may only be able to do so at unfavorable prices. Such “liquidity risk” could adversely impact the value of the Master Fund’s portfolio and may be difficult or impossible to hedge against.

Liquidity and Valuation of Investments. The Master Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The Master Fund may not be able to sell such securities when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. As a result, calculating the fair market value of the Master Fund’s holdings may be difficult and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Master Fund upon the eventual disposition of such investment. The Adviser may not necessarily aggregate illiquid investments in classes, and may use valuation methodologies for such assets involving subjective determinations.

Market Disruptions. The Master Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Master Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

In addition, market disruptions may have a direct or indirect negative effect on a wide range of borrowers and may increase the likelihood that such borrowers will be unable to make principal and interest payments on, or refinance, outstanding debt when due. Moreover, the risk that such disruptions will affect a borrower’s ability to pay its debts and obligations when due is enhanced if such entity in turn provides credit to third parties or otherwise participates in the credit markets. In the event of such defaults, the Master Fund could lose both invested capital in, and anticipated profits from, any affected investments.

Competition for Investment Opportunities. There is currently, and will likely continue to be, competition for investment opportunities by investment vehicles and others with investment objectives and strategies identical or similar to the Master Fund’s investment objective and strategies, as well as by strategic investors, hedge funds and others. Participation in auction transactions (if any) will also increase the pressure on the Master Fund with respect to pricing of transactions. Some of these competitors may have more relevant experience, greater financial, technical, marketing and other resources, more personnel, higher risk tolerances, different risk assessments, lower return thresholds, lower cost of capital and access to funding sources unavailable to the Master Fund and a greater ability to achieve synergistic cost savings in respect of an investment than the Master Fund, the Adviser, Apollo and each of their respective affiliates. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Master Fund and adversely affecting the terms, including pricing, upon which portfolio investments can be made. Such competition may be particularly acute with respect to participation by the Master Fund in auction proceedings. To the extent that the Master Fund encounters competition for investments, returns to Shareholders may decrease. Additionally, because competition for investment opportunities generally has increased among parallel trading vehicles, such as hedge funds, those entities have begun to invest in assets in which they have not traditionally invested, including investments in which the Master Fund intends to invest. As a result of these new entrants, competition for investment opportunities in North America, Europe and elsewhere has intensified, and Apollo expects this trend to continue. Based on the foregoing, there can be no assurance that the Master Fund will be able to identify or consummate investments that satisfy the Master Fund’s rate of return objectives or realize upon their values or that the Master Fund will be able to invest fully its capital. The success of the Master Fund will depend on the Adviser’s ability to identify suitable investments, to negotiate and arrange the closing of appropriate transactions and to arrange the timely disposition of portfolio investments.

Allocation of Investment Opportunities. Apollo may provide investment management services to other Apollo Clients (as defined below) and Apollo and/or such Apollo Clients may have one or more investment strategies that overlap or conflict with those of the Master Fund. The employment by Apollo of conflicting strategies for other Apollo Clients may adversely affect the prices and availability of the securities and other assets in which the Master Fund invests. If participation in specific investment opportunities is appropriate for both the Master Fund and one or more other Apollo Clients, as described in further detail in “Conflicts of Interest” below, participation in such opportunities will be allocated pursuant to Apollo’s allocation policies and procedures. There can be no assurance, however, that the application of such policies will result in the allocation of a specific investment opportunity to the Master Fund or that the Master Fund will participate in all investment opportunities falling within its investment objective. Such considerations may result in allocations of certain investments among the Fund and other Apollo Clients on other than a pari passu basis.

“Apollo Client” means any (i) investment fund, partnership, limited liability company, corporation or similar collective investment vehicle, (ii) client or the assets or investments for the account of any client, and/or (iii) separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity.

Use and Availability of Leverage; Recent Changes in Credit Markets. While, under normal market conditions and circumstances, the Adviser does not expect the Master Fund to employ significant amounts of leverage, the Master Fund may use modest amounts of leverage at the Master Fund level. In addition, the Master Fund’s investments (including investments made through any subsidiary or special purpose vehicle) will not be restricted from entering into any borrowing arrangements. The use of leverage can, in many instances, enable the Master Fund to achieve a higher rate of return than would be otherwise possible. Generally, the Adviser will seek to balance the amount of leverage to be employed by the Master Fund and the estimated long-term volatility of the portfolio. The Master Fund’s perception of any strategy’s volatility is expected to change from time to time and the market for leverage is expected to be dynamic. Accordingly, the amount, sources and pricing of leverage utilized with respect to such strategy will also change. An inability of the Master Fund to obtain a desired amount of leverage, however, may limit the Master Fund’s overall investment exposure and may reduce the Master Fund’s performance. Leverage may take the form of any of the financial instruments described herein, including derivative instruments that are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards.

The Master Fund may leverage its investments with debt financing at the issuer level. Utilization of such leverage will result in fees, expenses and interest costs. Although the use of leverage may enhance returns and increase the number of investments that can be made, it may also substantially increase the risk of loss. Furthermore, although the Adviser will seek to use leverage in a manner it believes to be appropriate under the circumstances, the leveraged capital structure of certain issuers will increase the exposure of such issuers to adverse economic factors (such as rising interest rates, downturns in the economy or a deterioration in the condition of such investment or its sector), each of which may impair such investment’s ability to finance its future operations and capital needs and may result in the imposition of restrictive financial and operating covenants. As a result, certain issuers’ flexibility to respond to changing business and economic conditions may be limited. If, for any of these reasons, an issuer is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or make regular dividend payments, the value of the Master Fund’s investment in such issuer could be significantly reduced or even eliminated.

The extent to which the Master Fund uses leverage may have important consequences to the Shareholders, including the following: (i) use of cash flow (including subscription monies) for debt service and related costs and expenses, rather than for additional investments, distributions or other purposes; (ii) increased interest expense if interest rate levels were to increase significantly; (iii) in certain circumstances, prematurely harvesting investments to service the Master Fund’s debt obligations; and (iv) limitation on the flexibility of the Master Fund to make distributions to its investors or sell assets that are pledged to secure the indebtedness. There can be no assurance that the Master Fund will have sufficient cash flow to meets its debt service obligations. As a result, the Master Fund’s exposure to losses may be increased due to the illiquidity of its investments generally.

The Master Fund will be authorized to pledge or grant security interests in the assets of the Master Fund in connection with any borrowing or other leverage.

In general, the use of short-term margin borrowings with respect to portfolio securities results in certain additional risks to the Fund and the Master Fund. For example, should the securities pledged to brokers to secure the Master Fund’s margin accounts decline in value, the Master Fund could be subject to a “margin call,” pursuant to which the Master Fund must either deposit additional funds or securities with the broker, or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.

The Master Fund may enter into repurchase and reverse repurchase agreements. When the Master Fund enters into a repurchase agreement, the Master Fund “sells” securities issued by the U.S. or a non-U.S. government, or agencies thereof or any financial assets, to a broker-dealer or financial institution, and agrees to repurchase such securities or financial assets for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, the Master Fund “buys” securities issued by the U.S. or a non-U.S. government, or agencies thereof, from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Master Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Master Fund involves certain risks including that the seller under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities. Disposing of the security or financial assets in such cases may involve costs to the Master Fund.

The investment return of the Master Fund may also be effectively leveraged with options, short sales, swaps, forwards and other derivative instruments. In the futures markets, margin deposits are typically low relative to the value of the futures contracts purchased or sold. Such low margin deposits are indicative of the fact that any futures contract trading is typically accompanied by a high degree of leverage. Low margin deposits mean that a relatively small price movement in a futures contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase, 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. Thus, like other leveraged investments, any purchase or sale of a futures contract may result in losses in excess of the amount invested.

The financing used by the Master Fund to leverage its portfolio is expected to be extended by securities brokers and dealers in the marketplace in which the Master Fund will invest. While the Master Fund attempts to negotiate the terms of these financing arrangements with such brokers and dealers, its ability to do so is limited. The Master Fund is therefore subject to changes in the value that the broker-dealer ascribes to a given security or position, the amount of margin required to support such security or position, the borrowing rate to finance such security or position and/or such broker-dealer’s willingness to continue to provide any such credit to the Master Fund. [Because the Master Fund currently has no alternative credit facility that could be used to finance its portfolio in the absence of financing from broker-dealers, to the extent it used substantial leverage, it could be forced to liquidate its portfolio on short notice to meet its financing obligations.] In such circumstances, the forced liquidation of all or a portion of the Master Fund’s portfolio at distressed prices could result in significant losses to the Fund and the Master Fund. In addition, borrowings will typically be secured by the Master Fund’s securities and other assets. Under certain circumstances, a broker-dealer may demand an increase in the collateral that secures the Master Fund’s obligations and if the Master Fund were unable to provide additional collateral, the broker-dealer could liquidate assets held in the account to satisfy the Master Fund’s obligations to the broker-dealer. Liquidation in such manner could have extremely adverse consequences.

In accordance with federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act. These segregation and coverage requirements could result in the Master Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Pledge of, Foreclosure on, and Liquidation of Fund Assets. The Shares represent equity interests in the Fund only and will not be insured or guaranteed by any person or entity. The providers of borrowing arrangements and other creditors of the Master Fund will have a first claim on all assets included in the collateral. In the event of the dissolution of the Master Fund or otherwise, if the proceeds from the sale of the assets (after payment in full of the obligations under the borrowing arrangements) and other liabilities are insufficient to repay any redemption requests made by the Shareholders, no other assets will be available for the payment of any deficiency. None of the Adviser or any placement agent to the Master Fund, or any of their respective affiliates, has any liability for the payment of redemption requests made by the Shareholders.

In addition, on the occurrence of an event of default or similar event under a borrowing arrangement, the lender(s) and/or trustee(s) thereunder are expected to have the right to foreclose on the Master Fund investments securing the loans made, or notes issued, under such agreement and to liquidate such Master Fund investments, with the proceeds from such liquidation being credited toward the amount owed to such lender(s) and/or trustee(s). There can be no assurance that any such liquidation will occur at any advantageous time or at favorable prices. Such liquidation may also result in a lower sale price than if such assets were sold in a more orderly manner.

Co-Investors. To the extent that a particular investment opportunity exceeds the desired allocation to the Master Fund and any other Apollo Clients, or there are prospective investors that Apollo believes will be of benefit to the Master Fund or the portfolio company or who may provide a strategic, sourcing or similar benefit to Apollo, the Master Fund, a portfolio company or one or more of their respective affiliates (including private equity funds sponsored by others in so-called “club deals”, through joint ventures or other entities) due to industry expertise, end-user expertise or otherwise (each, a “Strategic Co-Investor”), the Adviser may, in its discretion, offer the opportunity to co-invest alongside the Master Fund to one or more such Strategic Co-Investors, any other Apollo Clients, or any other person (including Apollo or its affiliates, portfolio company management team members, consultants or advisors) (collectively, “Co-Investors”).

The commitment of Co-Investors to a portfolio investment may be substantial and such investments may involve risks not present in investments where such Co-Investors are not involved. Co-Investors will typically bear their pro rata share of fees, costs and expenses related to the discovery, investigation, development, acquisition or consummation, ownership, maintenance, monitoring, hedging and disposition of their co-investments and may be required to pay their pro rata share of fees, costs and expenses related to potential investments that are not consummated, such as breakup fees or broken deal expenses. Although Apollo endeavors to allocate such fees, costs and expenses on a fair and reasonable basis, there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately. In addition, Co-Investors may not agree to pay or otherwise bear fees, costs or expenses related to unconsummated co-investments. In such event, such fees, costs and expenses will be considered operating expenses of, and be borne by, the Master Fund. Some of the Co-Investors with whom the Master Fund may co-invest have pre-existing investments with Apollo, and the terms of such pre-existing investments may differ from the terms upon which such persons may invest with the Master Fund.

Investments with Co-Investors may involve risks not present in investments where a third party is not involved. It is possible that a Co-Investor may experience financial, legal or regulatory difficulties, may at any time have economic or business interests or goals that are inconsistent with those of the Master Fund, may take a different view from Apollo as to the appropriate strategy for an investment, or may be in a position to take action contrary to the Fund’s investment objective. In addition, the Master Fund may in certain circumstances be liable for the actions of its Co-Investors. Further, the Master Fund’s ability to exercise control or significant influence in connection with these co-investment arrangements may be limited and will depend on the nature of the relevant documentation.

Non-Controlling Investments. The Master Fund may hold non-controlling interests in certain issuers and, therefore, may have a limited ability to protect its position in such issuers; although, where practicable and appropriate, it is expected that shareholder rights or similar rights in non-corporate vehicles generally will be sought to protect the Master Fund’s interests.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of an investment of the Master Fund, the Master Fund may be required to make representations and warranties about such investments. The Master Fund may become involved in disputes or litigation concerning such representations and warranties and may be required to make payments to third parties as a result of such disputes or litigation. Any such payments could adversely impact the Master Fund’s ability to make distributions. In addition, if the Master Fund does not have cash available to conduct such litigation or make such payments, it may be forced to sell investments to obtain funds. Such sales may be effected on unsatisfactory terms. The Master Fund may also establish reserves or escrow accounts for such contingent liabilities. In that regard, Shareholders may be required to return amounts distributed to them to fund the Master Fund’s indemnity obligations or other Master Fund obligations arising out of any legal proceeding against the Master Fund, subject to certain limitations set forth in the Investor Application.

Fraud. Of concern in investments in loans is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Master Fund to perfect or effectuate a lien on any collateral securing the loan. The Master Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Master Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Projections. The Master Fund may make investments relying upon projections developed by the Adviser or a company concerning an investment or such company’s future performance and cash flow. Projections are inherently uncertain and subject to factors beyond the control of the Adviser and the company in question. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of unforeseen events could impair the ability of an investment to realize projected values and/or cash flow.

Due Diligence. The Adviser will conduct, and will use third parties to conduct, due diligence on prospective investments. In conducting such due diligence, the Adviser’s investment professionals will use publicly available information, as well as information from their relationships with former and current management teams, consultants, competitors and investment bankers. Such level of due diligence may not, however, reveal all matters and issues, material or otherwise, relating to prospective investments.

Expedited Transactions. Investment analyses and decisions by the Adviser will often be undertaken on an expedited basis in order for the Master Fund to take advantage of investment opportunities. For example, the Master Fund may seek to purchase entire portfolios or substantial portions of portfolios from market participants in need of liquidity or suffering from adverse valuations, and the Master Fund may be required to bid on such portfolios in a very short time frame. In such cases, the information available to the Adviser at the time of an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. As a consequence, there is substantial risk that the Adviser will not be able to adequately evaluate particular risks or that market movements or other adverse developments will cause the Master Fund to incur substantial losses on such transactions. In addition, the Adviser may rely upon independent consultants or advisors in connection with the evaluation of proposed investments. There can be no assurance that these consultants or advisors will accurately evaluate such investments.

Ratings Generally. The Master Fund may invest in instruments that are unrated or in instruments that are in fact rated. In general, the ratings of nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities that they rate. These ratings may be used by the Adviser as initial criteria for the selection of portfolio securities. Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the securities. It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events.

Investments in Bank Loans and Participations. The Master Fund may invest in bank loans and participations. The special risks associated with these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Master Fund or the Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business. See “Tax Aspects”. The Adviser will attempt to balance the magnitude of these risks against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Master Fund.

Non-Performing Nature of Loans. It is anticipated that many of the loans purchased by the Master Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans.

Although the Adviser will attempt to manage these risks, there can be no assurance that the Master Fund’s investments will increase in value or that the Master Fund will not incur significant losses. Investors should be prepared to lose all or substantially all of their investment in the Fund.

Senior Loans Risk. Senior secured loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment grade is considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Master Fund, and such defaults could have a material adverse effect on the Master Fund’s performance. An economic downturn would generally lead to a higher non-payment rate, and a senior secured loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior secured loan may decline in value or become illiquid, which would adversely affect the senior secured loan’s value. Senior secured loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Exchange Act. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Master Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Master Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Master Fund’s investments will consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Master Fund. Some of the Master Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Master Fund receives from its investments, which may lead to the Fund and the Master Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Master Fund’s investments will be in securities which are unrated or rated below investment grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Adjustments to Terms of Portfolio Investments. The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Master Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Master Fund originally agreed. Because the Master Fund may invest through participation interests and derivative securities it is possible that the Master Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser will have the authority to cause the Master Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser may, in accordance with its investment management standards, cause the Master Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Master Fund’s investment returns.

Loans to Private Companies. Loans to private and middle market companies involve a number of particular risks that may not exist in the case of large public companies, including.

•	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Master Fund dependent on any guarantees or collateral they may have obtained;

•	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Investments in Loans Secured by Real Estate. The Master Fund may invest in loans secured by real estate (other than mortgage-backed securities (“MBS”)). Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental risks may give rise to a diminution in the value of property (including real property securing any portfolio investment) or liability for cleanup costs or other remedial actions, which liability could exceed the value of such property or the principal balance of the related portfolio investment. In certain circumstances, a lender may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Master Fund’s Income. The Master Fund’s income may at times be variable. For example, there may be times when the Master Fund holds instruments that are junior to other instruments and as a result of limited cash flow, the Master Fund receives little or no income. A wide range of factors may adversely affect an obligor’s ability to make repayments, which would in turn affect cash flow to the Fund. See “— Counterparty Risk,” “—Market Disruptions,” “Risks Related to Regulatory Matters” and “Risks Relating to Investments in Non-U.S. Jurisdictions—Legal Infrastructure.”

Any defaults will have a negative impact on the value of the Master Fund’s investments and may reduce the return that the Master Fund receives from its investments in certain circumstances. While some amount of annual defaults is expected to occur in the Master Fund’s portfolio, defaults in or declines in the value of the Master Fund’s investments in excess of these expected amounts may result in breaches of covenants under the Master Fund’s financing arrangements, triggering credit enhancement requirements or accelerated repayment provisions and, if not cured within the relevant grace periods, permitting the finance provider to enforce its security over all the assets of the Master Fund.

Investments in Structured Products. The Master Fund will invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The cash flow on the underlying instruments may be apportioned among the structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to the structured products is dependent on the extent of the cash flow on the underlying instruments. The Master Fund may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.

The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

The risks associated with structured products involve the risks of loss of principal due to market movement. In addition, investments in structured products may be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on a structured product is derived by linking the return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Master Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Master Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Master Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Master Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

ABS Investments. The Master Fund’s investment program may include a significant amount of asset-backed securities investments in a range of asset classes that will subject them to further risks, including, among others, credit risk, liquidity risk, interest rate and other market risk, operational risk, structural risk, sponsor risk, monoline wrapper risk and other legal risk.

Commercial Mortgage-Backed Securities. The Master Fund may invest in CMBS and other MBS, including subordinated tranches of such securities. The value of CMBS will be influenced by factors affecting the value of the underlying real estate portfolio, and by the terms and payment histories of such CMBS.

Some or all of the CMBS contemplated to be acquired by the Master Fund may not be rated, or may be rated lower than investment-grade securities, by one or more nationally recognized statistical rating organizations. Lower-rated or unrated CMBS, or “B-pieces,” have speculative characteristics and can involve substantial financial risks as a result. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic or real estate market conditions or individual issuer concerns. Securities rated lower than “B” by the rating organizations can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default. Existing credit support and the owner’s equity in the property may be insufficient to protect the Master Fund from loss. As an investor in subordinated CMBS in particular, the Master Fund will be first in line among debt holders to bear the risk of loss from delinquencies and defaults experienced on the collateral.

The Master Fund may acquire subordinated tranches of CMBS issuances. In general, subordinated tranches of CMBS are entitled to receive repayment of principal only after all principal payments have been made on more senior tranches and also have subordinated rights as to receipt of interest distributions. Such subordinated tranches are subject to a greater risk of nonpayment than are senior tranches of CMBS or CMBS backed by third-party credit enhancement. In addition, an active secondary market for such subordinated securities is not as well developed as the market for certain other MBS. Accordingly, such subordinated CMBS may have limited marketability and there can be no assurance that a more efficient secondary market will develop.

The value of CMBS and other MBS in which the Master Fund may invest generally will have an inverse relationship with interest rates. Accordingly, if interest rates rise, the value of such securities will decline. In addition, to the extent that the mortgage loans which underlie specific MBS are prepayable, the value of such mortgage securities may be negatively affected by increasing prepayments, which generally occur when interest rates decline.

Mortgage loans on commercial properties underlying MBS often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal, and thus, often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Many commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

Residential Mortgage-Backed Securities. The Master Fund may invest certain of its assets in RMBS and become holders of RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized and the securities issued in such securitization may be guaranteed or credit enhanced. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the area where the related mortgaged property is located, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations. In addition, the residential mortgage loans may include so-called “Jumbo” mortgage loans, having original principal balances that are higher than is generally the case for residential mortgage loans. As a result, such portfolio of RMBS may experience increased losses.

Each underlying residential mortgage loan in an issue of RMBS may have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS may experience losses.

Prepayments on the underlying residential mortgage loans in an issue of RMBS will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of RMBS.

Residential mortgage loans in an issue of RMBS may be subject to various federal and state laws, public policies and principles of equity that protect consumers, which among other things may regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and regulate debt collection practices. Violation of certain provisions of these laws, public policies and principles may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and sanctions. Any such violation could result also in cash flow delays and losses on the related issue of RMBS.

RMBS may have structural characteristics that distinguish them from other asset-backed securities. The rate of interest payable on RMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves. As a result of this cap, the return to investors is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater impact on the yield to investors. Federal and state law may also affect the return to investors by capping the interest rates payable by certain mortgagors. The Servicemembers Civil Relief Act of 2003 provides relief for soldiers and members of the reserve called to active duty by capping the interest rates on their mortgage loans at 6% per annum. Certain RMBS may provide for the payment of only interest for a stated period of time.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Reorganizations can be contentious and adversarial. It is by no means unusual for participants to use the threat of, as well as actual, litigation as a negotiating technique. The Adviser anticipates that during the term of the Master Fund, the Adviser and the Master Fund may be named as defendants in civil proceedings. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Master Fund and would reduce net assets.

It is not expected that the RMBS will be guaranteed or insured by any governmental agency or instrumentality or by any other person, although the Master Fund will be permitted to invest in direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or certain instrumentalities thereof. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Risks of Acquiring Real Estate Loans and Participations. Real estate loans acquired by the Master Fund may be at the time of their acquisition, or may become after their acquisition, nonperforming for a wide variety of reasons. Such nonperforming real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing may not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims, and defenses against the holder of a real estate loan, including lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Commercial Mortgage Loans and Subordinate Commercial Real Estate Loans. The Master Fund may invest in commercial mortgage loans and subordinate commercial real estate loans including both B Notes and mezzanine loans. The value of the commercial real estate loans may be influenced by factors affecting the value of the underlying real estate assets, and by the terms and payment histories of such loans. Commercial mortgage loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with mortgage loans made on the security of one to four family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

B Notes are commercial real estate loans secured by a first mortgage on a single large commercial property or group of related properties and subordinated to a senior interest, referred to as an A Note. As a result, if a borrower defaults, there may not be sufficient funds remaining for B Note owners after payment to the A Note owners. Since each transaction is privately negotiated, B Notes can vary in their structural characteristics and risks. For example, the rights of holders of B Notes to control the process following a borrower default may be limited in certain investments. The Master Fund may also originate or acquire mezzanine loans, which are loans made to property owners that are secured by pledges of the borrower’s ownership interests, in whole or in part, in entities that directly or indirectly own the real property. In the event a borrower defaults on a loan and lacks sufficient assets to satisfy the Master Fund’s loan, the Master Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Master Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. In addition, mezzanine loans are by their nature structurally subordinated to more senior property level financings. If a borrower defaults on the Master Fund’s mezzanine loan or on debt senior to the Master Fund’s loan, or in the event of a borrower bankruptcy, the Master Fund’s mezzanine loan will be satisfied only after the property level debt and other senior debt is paid in full.

The illiquidity of the Master Fund’s investments in commercial mortgage loans and other real estate-related debt investments other may make it difficult for the Master Fund to sell such investments if the need or desire arises. Many of the real estate loans the Master Fund purchases will not be registered under the relevant securities laws, resulting in a prohibition against their transfer, sale, pledge or their disposition except in a transaction that is exempt from the registration requirements of, or otherwise in accordance with, those laws. In addition, certain investments such as B Notes, mezzanine loans and other loans are also particularly illiquid investments due to their short life, their potential unsuitability for securitization and the greater difficulty of recovery in the event of a borrower’s default. As a result, the Master Fund expects many of its investments in commercial mortgage loans and other real estate-related debt will be illiquid and if the Master Fund is required to liquidate all or a portion of its portfolio quickly, the Master Fund may realize significantly less than the value at which it has previously recorded its investments.

Municipal Bond Market Risk. The Master Fund may invest in taxable municipal bonds. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund may be more dependent on the analytical abilities of the Adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, such as equity markets, which may adversely affect the Master Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices. The frequency and magnitude of such changes cannot be predicted. The Master Fund may invest in municipal obligations that do not appear to be related but in fact depend on the financial rating or support of a single government unit, in which case events that affect one of the obligations will also affect the others and will impact the Master Fund’s portfolio to a greater degree than if the Master Fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Insurance-Related Instruments. The Master Fund may also invest in asset classes such as the insurance capital markets, which include insurance linked securities, insurance securitizations, catastrophe bonds, life insurance/life annuity combination bonds, structured settlements, insurance reserve financing, mortality/longevity swaps, premium finance loans, and other similar asset-backed securities or instruments. These are specialized asset classes with unique risks. For example, risks arising from the illiquidity and difficulty in the valuation of such instruments, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, the risk arising from leverage associated with trading in the currencies and OTC derivatives markets, the illiquidity of derivative instruments, and the risks of loss from counterparty default. In addition, the premium finance industry has been tainted by lawsuits based on allegations of fraud and misconduct. These lawsuits involve allegations of fraud, breaches of fiduciary duty and other misconduct by industry participants. Regulatory, legislative or judicial changes in these areas may result in a negative impact on the market value or liquidity of life insurance policies and/or may materially and adversely affect the amount and timing of payments to the Master Fund and ultimately to the Shareholders.

High Yield Securities. The Master Fund may invest in high yield securities. Such securities are generally not exchange-traded and, as a result, these instruments trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Master Fund will invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities that react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Investments in Distressed Securities and Restructurings; Bankruptcy. The Master Fund may make investments, in restructurings or otherwise, that involve issuers that are experiencing, or are expected to experience, severe financial difficulties. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. The bankruptcy courts have broad discretion to control the terms of a reorganization, and political factors may be of significant importance in high profile bankruptcies or bankruptcies in particular jurisdictions and, while creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Master Fund. For example, in order to protect net operating losses of an obligor in bankruptcy, a bankruptcy court might take any number of actions, including prohibiting or limiting the transfer of claims held by certain classes of creditors. Such a prohibition could have a material adverse effect on the value of certain investments made by the Master Fund. For example, the Master Fund might be prohibited from liquidating investments which are declining in value.

In addition, investments in issuers that are experiencing, or are expected to experience, severe financial difficulties could, in certain circumstances, subject the Master Fund to certain additional potential liabilities that may exceed the value of the Master Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Master Fund and distributions by the Master Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes related to, among other things, fraudulent conveyances, voidable preferences, lender liability, and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

The possibility of litigation between the participants in a reorganization is another consideration that makes any evaluation of the outcome of an investment uncertain. Such uncertainties may also be increased by legal and other factors that limit the ability of the Adviser to be able to obtain reliable and timely information concerning material developments affecting an obligor, or which lengthen a reorganization or liquidation proceeding.

Lender Liability and Equitable Subordination. In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Master Fund’s investments, the Master Fund could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” The Master Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine. However, because of the nature of certain of the Master Fund’s investments, the Master Fund may be subject to claims from creditors of an obligor that debt obligations of which are held by the Master Fund should be equitably subordinated.

The preceding discussion regarding lender liability is based upon principles of U.S. federal and state laws. With respect to the Master Fund’s investments outside the United States, the laws of certain non-U.S. jurisdictions may also impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

Participation Interests. The Master Fund may purchase participation interests in debt instruments which do not entitle the holder thereof to direct rights against the obligor. Participations held by the Master Fund in a seller’s portion of a debt instrument typically result in a contractual relationship only with such seller, not with the obligor. The Master Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the seller and only upon receipt by such seller of such payments from the obligor. In connection with purchasing participations, the Master Fund generally will have no right to enforce compliance by the obligor with the terms of the related loan agreement, nor any rights of set-off against the obligor and the Master Fund may not directly benefit from the collateral supporting the debt instrument in which it has purchased the participation. As a result, the Master Fund will assume the credit risk of both the obligor and the seller selling the participation. In the event of the insolvency of such seller, the Master Fund may be treated as a general creditor of such seller, and may not benefit from any set-off between such seller and the obligor. Recent, well-publicized weaknesses in certain financial institutions may be indicative of increased counter-party risk with respect to, among other things, participation interests. Additionally, the transparency of financial statements used by such financial institutions, in particular, with respect to the value of complex financial assets, has been called into question. When the Master Fund holds a participation in a debt instrument it may not have the right to vote to waive enforcement of any restrictive covenant breached by an obligor or, if the Master Fund does not vote as requested by the seller, it may be subject to repurchase of the participation at par. Sellers voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Master Fund, and such selling institutions may not consider the interests of the Master Fund in connection with their votes.

Assignments. The Master Fund may also purchase assignments, which are arrangements whereby a creditor assigns an interest in a loan to the Master Fund. The purchaser of an assignment typically succeeds to all the rights and obligations of the assignor of the loan and becomes a lender under the loan agreement and other operative agreements relating to the investment. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assignor of the loan. In contrast to the rights of the Master Fund as an owner of a participation, the Master Fund, as an assignee, will generally have the right to receive directly from the obligor all payments of principal, interest and any fees to which it is entitled. In some assignments, the obligor may have the right to continue to make payments to the assignor with respect to the assigned portion of the loan. In such a case, the assignor would be obligated to receive such payments as agent for the Master Fund and to promptly pay over to the Master Fund such amounts as are received. As a purchaser of an assignment, the Master Fund typically will have the same voting rights as other lenders under the applicable loan agreement and will have the right to vote to waive enforcement of breaches of covenants. The Master Fund will also have the same rights as other lenders to enforce compliance by the obligor with the terms of the loan agreement, to set-off claims against the obligor and to have recourse to collateral supporting the investment. As a result, the Master Fund may not bear the credit risk of the assignor and the insolvency of an assignor of a loan should have little effect on the ability of the Master Fund to continue to receive payments of principal, interest or fees from the obligor. The Master Fund will, however, assume the credit risk of the obligor.

Security Risk. Certain investments such as trade claims or consumer receivables may not be secured over underlying assets. Investments may be secured by mortgages, charges, pledges, liens or other security interests. Depending on the jurisdiction in which such security interests are created, enforcement of such securities can be a complicated and difficult process. For example, enforcement of security interests in certain jurisdictions can require a court order and a sale of the secured property through public bidding or auction. In addition, some courts may delay, upon the obligor’s application, the enforcement of a security if the obligor can show that it has a valid reason for requesting such delay, such as showing that the default was caused by temporary hardships. For example, some jurisdictions grant courts the power to declare security interest arrangements to be void if they deem the security interest to be excessive.

Currency Value Fluctuations. The Master Fund expects that its investments will be primarily denominated in U.S. dollars. The Master Fund may also invest, however, in securities denominated in, among others, Euros, Pounds Sterling, Norwegian Kroner, Swiss Francs and other currencies. Even though the Master Fund may hedge any currency investments, investments that are denominated in currencies other than U.S. dollars are subject to the risk from an investor’s perspective that the value of the currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by obligors and accelerations due to defaults) occur on bonds and loans will be affected by a variety of factors including the prevailing level of interest rates and spreads, as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed-rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments. Since many fixed-rate obligations will be premium instruments when interest rates and/or spreads are low, such debt instruments and asset-backed instruments may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact the Master Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only instrument in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to the Master Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many instruments to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Short Selling. The Master Fund’s investment program may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Master Fund. The extent to which the Master Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Master Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Master Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

In response to dislocations in the financial services industry during the financial crisis of 2008 and other market events, the SEC, the United Kingdom Financial Services Authority (the “FSA”), the Parliament and Council of the European Union (the “EU”) and securities regulators of many other jurisdictions have implemented certain restrictions and disclosure requirements with respect to short selling of securities. In July 2009, the SEC implemented a rule requiring market participants to close out short sales within three days after the transaction date. In February 2010, the SEC adopted a short sale price test restriction, which limits short selling in a security whose price has decreased by 10% or more in a single day. Similar to the SEC initiatives, in September 2008, the FSA introduced a temporary ban on the creation or increase of net short positions in the UK financial sector and accompanied this with a new disclosure regime for significant short positions. In January 2009, the FSA lifted its temporary ban on short sales, but extended the new disclosure regime, which is currently in place without any time limit. In August 2011, Belgium, France, Italy and Spain imposed a similar, temporary ban on short selling. In November 2012 the EU adopted a regulation restricting uncovered short sales on shares and sovereign debt in the EU and requiring disclosure of significant net short positions. This regulation also allows Member States in the EU to temporarily ban short selling in a security whose price has dropped significantly or in sovereign debt whose liquidity has significantly declined even if the seller owns or has borrowed the securities or debt. Uncertainty surrounding the confidential nature of the required disclosures of the Master Fund’s short sales could discourage short selling by the Master Fund in circumstances where the Adviser believes that the public disclosure of such short sales may be adverse to its interests.

In addition, limitations on the short selling of securities could interfere with the ability of the Master Fund to execute certain aspects of its investment strategies, including its ability to hedge certain exposures and execute transactions to implement its risk management guidelines, and any such limitations may adversely affect the performance of the Master Fund.

Use of Derivatives and Other Specialized Techniques. The Master Fund or its issuers may engage in a variety of swaps and related derivative transactions as part of its hedging or investment strategy, including total return swaps on individual assets, interest rate swaps, credit derivative swaps, the use of forward contracts, purchase and sale of commodities or commodity futures, put and call options, floors, collars or other similar arrangements. See also “—Credit Derivative Transactions” below.

Many derivatives instruments are traded on a principal to principal basis, in which performance with respect to such instruments is the responsibility of only the parties to the contract, and not of any exchange or clearinghouse. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment are not available in connection with these transactions, and the Master Fund and its issuers will be subject to counterparty risk relating to the inability or refusal of a counterparty to perform such derivatives contracts. If a counterparty’s creditworthiness declines, the value of derivatives contracts with such counterparty can be expected to decline, potentially resulting in significant losses to the Fund or its issuers. If a default, an event of default, termination event or other similar condition or event were to occur with respect to the Master Fund or any of its issuers under any derivative instruments, the relevant derivative counterparty may terminate all transactions with the Master Fund or such issuer at significant losses to the Master Fund or such issuer, as the case may be. See also “—Counterparty Risk” below.

Suitable hedging instruments may not continue to be available at a reasonable cost. Participants in the swap and other derivative markets are generally not required to make continuous markets in the derivatives instruments in which they trade. Participants could also refuse to quote prices for derivatives contracts or could quote prices with an unusually wide spread. A reduction or absence of price transparency or liquidity could increase the margin requirement under the relevant transactions and may result in significant losses or loss of liquidity to the Master Fund and its issuers. Position limits imposed by various regulators, self-regulatory organizations or trading facilities on derivatives may also limit the Master Fund’s and its issuers’ ability to effect desired trades. Position limits are the maximum amounts of net long or net short positions that any one person or entity may own or control in a particular financial instrument. It is possible that trading decisions may have to be modified and that positions held may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Master Fund.

The investment techniques related to derivative instruments are highly specialized and may be considered speculative. Such techniques often involve forecasts and complex judgments regarding relative price movements and other economic developments. The success or failure of these investment techniques may turn on small changes in exogenous factors not within the control of issuers, the Adviser or the Master Fund.

Derivatives instruments may also embed varying degrees of leverage. Accordingly, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Master Fund. Thus, like other leveraged investments, a derivatives trade may result in losses in excess of the amount invested. Any increase in the amount of leverage applied will increase the risk of loss due to the amount of additional leverage applied.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), requires clearing and exchange trading of those products mandated by the U.S. Commodity Futures Trading Commission (the “CFTC”). The CFTC currently requires the clearing of certain interest rate and credit index derivatives. Additional products are expected to be required to be cleared in the future. However, other swaps will not necessarily be cleared through registered clearinghouses, and therefore may not be subject to the protections afforded to participants in cleared swaps (for example, centralized counterparty, guaranteed funds, customer asset segregation and mandatory margin requirements). Clearinghouse collateral requirements may differ from and be greater than the collateral terms negotiated with swap counterparties in the OTC market. This may increase the Master Fund’s cost in entering into these products and impact the Adviser’s ability to pursue certain investment strategies. For swaps that are cleared through a clearinghouse, the Master Fund will face the clearinghouse as legal counterparty and will be subject to clearinghouse performance and credit risk.

In addition, the Dodd-Frank Act and related CFTC and U.S. Securities Exchange Commission rules (certain of which have not yet been released or finalized) impose other significant new regulations on the derivatives markets, including the registration of and regulations on persons deemed to be swap dealers or major swap participants. Such regulated swap entities are subject to a number of regulatory requirements which may result in such counterparties increasing the Master Fund’s and its issuers’ cost of trading derivatives instruments through increased fees or spreads to offset the compliance costs and requirements. On the other hand, the Master Fund and its issuers may trade in certain swaps or derivatives instruments with unregistered and unregulated entities, and therefore may not benefit from protections afforded to counterparties of registered and regulated swap entities.

There is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Act and the regulations that are being developed pursuant to such legislation) and, consequently, the full impact that such legislation ultimately will have on the Master Fund and its issuers’ derivatives instruments is not fully known to date.

Moreover, the Internal Revenue Service (the “IRS”) has issued proposed regulations regarding the tax accounting for swaps with contingent payments (such as total return swaps) and there have been other proposed changes (both Congressional and administrative) to the taxation of swaps, and it is uncertain whether these proposed regulations or other proposals will be adopted (with or without modification).

For all the foregoing reasons, while the Master Fund may benefit from the use of derivatives and related techniques, such instruments can expose the Master Fund and its investments to significant risk of loss and may result in a poorer overall performance for the Master Fund than if it had not entered into such transactions.

Credit Derivative Transactions. As part of its investment program, the Master Fund may enter into credit derivative transactions. Credit derivatives are transactions between two parties which are designed to isolate and transfer the credit risk associated with a third party (the “reference entity”). Credit derivative transactions in their most common form consist of credit default swap transactions under which one party (the “credit protection buyer”) agrees to make one or more fixed payments in exchange for the other party’s (the “credit protection seller”) obligation to assume the risk of loss if an agreed-upon “credit event” occurs with respect to the reference entity. Credit events are specified in the contract and are intended to identify the occurrence of a significant deterioration in the creditworthiness of the reference entity (mainly a default on a material portion of its outstanding obligations, or a bankruptcy, or, in some cases, a restructuring of its debt). Upon the occurrence of a credit event, credit default swaps may be cash settled (either directly or by way of an auction) or physically settled. If the transaction is cash settled, the amount payable by the credit protection seller following a credit event will usually be determined by reference to the difference between the nominal value of a specified obligation of the reference entity and its market value after the occurrence of the credit event (which sometimes may be established in an industry-wide auction process). If the transaction is physically settled, the credit protection buyer will deliver an obligation of the reference entity that is either specified in the contract or the general characteristics are described therein to the credit protection seller in return for the payment of its nominal value.

Credit derivatives may be used to create an exposure to the underlying asset or reference entity, to reduce existing exposure or to create a profit through trading differences in their buying and selling prices. The Master Fund or its issuers may enter into credit derivatives transactions as protection buyer or seller.

Credit derivative transactions are an established feature of the financial markets and both the number of participants and range of products available have significantly increased over the years. Pricing or credit derivative transactions depend on many variables, including the pricing and volatility of the common stock of the reference entity, market value of the reference entity’s obligations and potential loss upon default by the reference entity on any of its obligations, among other factors. As such, there are many factors upon which market participants may have divergent views.

Hedging Transactions. The Master Fund may utilize a variety of financial instruments such as shorts, derivatives, options, swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes in order to: (i) protect against possible changes in the market value of the Master Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Master Fund’s unrealized gains in the value of the Master Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) establish a position as a temporary substitute for other securities; (v) enhance or preserve returns, spreads or gains on any investment in the Master Fund’s portfolio; (vi) hedge the interest rate or currency exchange rate on any of the Master Fund’s liabilities or assets; (vii) protect against any increase in the price of any securities the Master Fund anticipates purchasing at a later date; or (viii) for any other reason that the Adviser deems appropriate.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Master Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Master Fund is unable to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Master Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Moreover, the Master Fund is not obligated to hedge against fluctuations in the value of the Master Fund’s portfolio positions as a result of changes in market interest rates or any other developments. Furthermore, the Master Fund may not anticipate a particular risk so as to hedge against it. While the Master Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Master Fund than if the Master Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Master Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Master Fund from achieving the intended hedge or expose the Master Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk spread (as discussed, infra).

Regulatory Capital Trades. The Master Fund or its issuers may utilize regulatory capital trades by taking on the risks associated with potential bank losses in exchange for a fee. After engaging in such a trade, in the event of a default, the Master Fund or its issuers could lose some or all of its investments. The risk remains the same even if the bank involved in the relevant trade is insured.

Total Return Swaps. The Master Fund or its issuers may enter into total return swaps (“TRS”). A TRS agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments. TRS allow investors to gain exposure to an underlying credit instrument without actually owning the credit instrument. In these swaps, the total return (interest, fixed fees and capital gains/losses on an underlying credit instrument) is paid to an investor in exchange for a floating rate payment. A TRS may be a leveraged investment in the underlying credit instrument. Because swap maturities may not correspond with the maturities of the credit instruments underlying the swap, swaps may be renewed as they mature. However, there is a limited number of providers of such swaps, and there is no assurance the initial swap providers will choose to renew the swaps, and, if they do not renew, that the Master Fund would be able to obtain suitable replacement providers. TRS are subject to risks related to changes in interest rates, credit spreads, credit quality and expected recovery rates of the underlying credit instrument, as well as renewal risks.

Duration of Investment Positions. The Adviser may not know, except in the case of certain options or derivatives positions which have pre-established expiration dates, the maximum—or even the expected (as opposed to optimal)—duration of any particular position at the time of initiation. The length of time for which a position is maintained may vary significantly, based on the Adviser’s subjective judgment of the appropriate point at which to liquidate a position so as to augment gains or reduce losses. Many of the Master Fund’s transactions may involve acquiring related positions in a variety of different instruments or markets at or about the same time. Frequently, optimizing the probability of being able to exploit the pricing anomalies among these positions requires holding periods of significant length—sometimes many months to a year or more. Actual holding periods depend on numerous market factors which can both expedite and disrupt price convergences. There can be no assurance that the Master Fund will be able to maintain any particular position, or group of related positions, for the duration required to realize the expected gains, or avoid losses, from such positions.

Spread Widening Risks. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Master Fund invests.

Financial Market and Interest Rate Fluctuations. General fluctuations in the market prices of securities and interest rates may affect the value of the investments held by the Master Fund. Volatility and instability in the securities markets may also increase the risks inherent in the Master Fund’s investments. The ability of companies or businesses in which the Master Fund may invest to refinance debt securities may depend on their ability to sell new securities in the high yield debt or bank financing markets, which in recent months have been extraordinarily difficult to access at favorable rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Uncertain Exit Strategies. Due to the illiquid nature of many of the investments which the Master Fund expects to make, the Adviser is unable to predict with confidence what, if any, exit strategies will ultimately be available for any given core position. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The larger the transaction in which the Master Fund is participating, the more uncertain the Master Fund’s exit strategy tends to become.

Tax Considerations. The Master Fund may take tax considerations into account in determining when the Master Fund’s securities positions should be sold or otherwise disposed of and may assume certain market risk and incur certain expenses in this regard to achieve favorable tax treatment of a transaction. In this regard, certain Master Fund investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause the Master Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce gross income that will not be qualifying gross income of a RIC. The Master Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that the Master Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Confidential Information. The Adviser may be entitled to receive material, non-public information regarding borrowers which may limit the ability, under applicable securities laws, to trade in the public securities of such borrowers, including the borrowers’ high yield bonds. The Adviser anticipates that, to avoid such restriction, it may elect not to receive such non-public information. In situations where the Adviser decides to receive such information, it may seek to discontinue receiving non-public information concerning the borrower under a loan when it is disclosed by such borrower that the borrower will issue high yield bonds in the near future. As a result, the Master Fund, at times, may receive less information regarding such a borrower than is available to the other investors in such borrower’s loan, which may result in the Master Fund taking actions or refusing to take actions in a manner different than had it received such non-public information.

Counterparty Risk. A number of the markets in which the Master Fund may effect its transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. This exposes the Master Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Master Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Master Fund has concentrated its transactions with a single or small group of counterparties. The Master Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty.

The ability of the Master Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund.

Reliance on Corporate Management and Financial Reporting. Many of the strategies implemented by the Master Fund rely on the financial information made available by the issuers in which the Master Fund invests. The Adviser has no ability to independently verify the financial information disseminated by the issuer in which the Master Fund invests and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Risks Relating to Investments in Non-U.S. Jurisdictions

Economic and Political Risks. There is often a high degree of government regulation in non-U.S. economies, including in the securities markets. Action by such governments may directly affect foreign investment in securities in those countries and may also have a significant indirect effect on the market prices of securities and of the payment of dividends and interest.

Changes in policy with regard to taxation, fiscal and monetary policies, repatriation of profits, and other economic regulations are possible, any of which could have an adverse effect on private investments. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy with regard to the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Governments in countries outside of the United States participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Many non-U.S. countries have undergone a substantial political and social transformation and there can be no assurance that the economic, educational and political reforms necessary to complete political and economic transformation will continue. The state of development of certain political systems outside of the United States makes them susceptible to changes and potential weakening from economic hardship and social instability. In certain non-U.S. countries, the extent of the success of economic reform is difficult to evaluate. Information on these economies is often contradictory or absent. In certain countries, much of the workforce remains under-employed or unemployed. Continued unemployment could hinder the ability of various governments to keep deficit spending in check.

Changing political environments, regulatory restrictions, and changes in government institutions and policies outside of the United States could adversely affect private investments. Civil unrest, ethnic conflict or regional hostilities may contribute to instability in some countries outside of the United States. Such instability may impede business activity and adversely affect the environment for foreign investments. The Master Fund does not intend to obtain political risk insurance. Actions in the future of one or more non-U.S. governments could have a significant effect on the various economies, which could affect market conditions, prices and yields of securities in the Master Fund’s portfolio. Political and economic instability in any of the countries outside the United States in which the Master Fund invests could adversely affect the Master Fund’s investments.

Legal Infrastructure. The Master Fund’s investment in non-U.S. securities involves considerations and possible risks not typically involved with investment in the securities of U.S. issuers, including changes in applicable laws, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) may also affect investment in non-U.S. securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and non-U.S. brokerage commissions that may be higher than in the United States. Non-U.S. securities markets also may be less liquid and more volatile.

Laws affecting international investment and business continue to evolve, although at times in an uncertain manner that may not coincide with local or accepted international practices. Laws and regulations, particularly those concerning foreign investment and taxation, can change quickly and unpredictably. Inconsistencies and discrepancies among the vast number of local, regional and national laws, the lack of judicial or legislative guidance on unclear or conflicting laws and broad discretion on the part of government authorities implementing the laws produce additional legal uncertainties. The burden of complying with conflict laws may have an adverse impact on the operations of the Master Fund.

Accounting Standards. Investments may be made in countries where generally accepted accounting standards and practices differ significantly from those practiced in the United States. The evaluation of potential investments and the ability to perform due diligence may be affected. The financial information appearing on the financial statements of a company operating in one or more non-U.S. countries may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with accounting principles generally accepted in the United States.

Sovereign Debt. It is anticipated that the Master Fund may invest in financial instruments issued by a government of an emerging markets country, its agencies, instrumentalities or its central bank (“Sovereign Debt”). Sovereign Debt may include securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question. The ability of an issuer to make payments on Sovereign Debt, the market value of such debt and the inclusion of Sovereign Debt in future restructurings may be affected by a number of other factors, including such issuer’s (i) balance of trade and access to international financing, (ii) cost of servicing such obligations, which may be affected by changes in international interest rates, and (iii) level of international currency reserves, which may affect the amount of foreign exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Tax Risks. The Master Fund could become subject to additional or unforeseen taxation in jurisdictions in which the Master Fund operates and invests. Interest payments as well as capital gain realized on Master Fund investments in certain jurisdictions may be subject to withholding taxes. Although the Master Fund may where possible make its investments in a way which minimizes or eliminates withholding taxes where relevant, there can be no guarantee that such strategies will be successful.

Risks Related to Certain Regulatory Matters

Commodities Exchange Act. The CFTC subjects advisers to registered investment companies to regulation by the CFTC as a commodity pool operator (“CPO”) if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps or (ii) markets itself as providing investment exposure to such instruments. The Master Fund intends to invest in CFTC-regulated futures, options and swaps, below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading in such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act, as amended (“CEA”), pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a CPO in respect of the Master Fund or the Fund. In the event that the Adviser can no longer rely on the exclusion from registration as a CPO, then the Master Fund and the Fund will need to comply with certain CFTC rules regarding commodity pools that may impose additional regulatory requirements, compliance obligations, and expenses for the Master Fund and the Fund.

Valuations and Changing Accounting Standards. The valuation of the assets of the Master Fund will likely affect the Master Fund’s reported performance. Certain of the Master Fund’s investments will be investments for which there is no, or a limited, liquid market and the fair value of such investments may not be readily determinable. There is no assurance that the value assigned to an investment at a certain time will accurately reflect the value that will be realized by the Master Fund upon the eventual disposition of the investment and the performance of the Master Fund could be adversely affected if such valuation determinations are materially higher than the value ultimately realized upon the disposition of the investment.

Specifically, for purposes of financial reporting that is compliant with U.S. generally accepted accounting principles (“GAAP”), the Master Fund is required to follow the requirements for valuation set forth in Accounting Standards Codification Topic 820 (“ASC 820”), “Fair Value Measurements and Disclosures” (formerly, Financial Accounting Standards Board Statement No. 157, “Fair Value Measurements”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements. Additional ASC provisions may be adopted in the future that could impose additional, or different, specific requirements as to the valuation of assets and liabilities for purposes of GAAP-compliant financial reporting. Except as described below, the Adviser applies ASC 820 and other relevant accounting guidance to the valuation of the Master Fund’s assets and liabilities. In particular, the Adviser applies the ASC 820 requirement that the fair value of an asset must reflect any restrictions on the sale, transfer or redemption of such asset—a requirement which may result in the imposition of a discount when determining the fair values of assets that are subject to such restrictions.

Accordingly, to the extent that GAAP would require any of the Master Fund’s assets or liabilities to be valued in a manner that differs from the Adviser’s written guidelines, such assets or liabilities will be valued in accordance with GAAP, solely for purposes of preparing the Master Fund’s compliant annual audited financial statements.

Generally, ASC 820 and other accounting rules applicable to investment funds and various assets they invest in are evolving. Such changes may adversely affect the Fund and the Master Fund. For example, the evolution of rules governing the determination of the fair market value of assets to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to inability to obtain a third-party determination of fair market value.

None of the Adviser or its affiliates or designees will be liable for any inaccuracies in connection with performing good faith valuations.

Tax Considerations. Although none are anticipated, the Fund and the Master Fund may from time to time, take positions that may be subject to challenge by the IRS. If the IRS does challenge such a position and is successful, there may be substantial retroactive taxes, plus interest and possibly penalties.

Fund Risks

No Operating History. Each of the Fund and the Master Fund is a newly-organized entity that has no prior operating history or track record. Accordingly, the Fund and the Master Fund do not have performance history for a prospective investor to consider. In considering the prior performance information of a total return composite contained herein, prospective investors should bear in mind that past performance is not indicative, nor a guarantee, of future results. There can be no assurance that the Fund and the Master Fund will be able to implement their investment strategy or investment approach to achieve comparable results or that any target results will be met or that it will be able to avoid losses. Information regarding prior performance, while a useful tool in evaluating the Master Fund’s investment activities, is not necessarily indicative of actual results to be achieved for unrealized investments, the realization of which is dependent upon many factors, many of which are beyond the control of Apollo. Further, there can be no assurance that the indicated valuations for unrealized investments accurately reflect the amounts for which the subject investments will be sold and the actual realized returns may differ materially from such valuations.

In addition, although Apollo’s employees and advisors have been involved in debt investing throughout their respective careers and have previously supervised and/or employed debt investment programs on behalf of Apollo, some of these investments and the activities relating to such investments may be different in certain respects from those of the Fund and the Master Fund. Because of (among other things) the lack of diversification in the investment program of the Fund and the Master Fund, there can be no guarantee that the Fund’s and the Master Fund’s investment objective will be achieved.

Dependence on the Adviser. The Master Fund has no employees and no separate facilities and is reliant on the Adviser, which has significant discretion as to the implementation of the Master Fund’s investment objective and policy. In particular, the Master Fund’s performance will depend on the success of the Adviser’s investment process.

Accordingly, the Master Fund will depend on the Adviser’s assessment of an appropriate acquisition price for, and on-going valuation of, investments. The acquisition price determined by the Adviser in respect of each investment position will be based on the returns that the Adviser expects the investment to generate, based on, among other things, the Adviser’s assessment of the nature of the investment and the relevant collateral, security position, risk profile and historical default rates of the position. Each of these factors involves subjective judgments and forward looking determinations by the Adviser. If the Adviser misprices an investment (for whatever reason), the actual returns on the investment may be less than anticipated at the time of acquisition. Further, in light of the illiquidity of the investment, it may be difficult for the Fund to dispose of the investment at a price similar to the acquisition price.

Dependence Upon Certain Personnel. The Adviser’s ability to successfully manage the Master Fund depends on Apollo’s employees and advisors. The Adviser will be relying extensively on the experience, relationships and expertise of these persons. There can be no assurance that these persons will remain with the Adviser or will otherwise continue to be able to carry on their current duties throughout the term of the Master Fund or that Apollo will be able to attract and retain replacements or additional persons when needed. The loss of the services of one or more of these professionals could have an adverse impact on the Master Fund’s ability to realize its investment objective. Furthermore, certain Apollo personnel, in addition to their responsibilities on behalf of the Adviser and the Master Fund, are and will continue to be involved in the investment activities of other Apollo Clients, in other business activities of Apollo and in personal investment activities. In particular, two of the indirect managing partners of Apollo have established family offices to provide investment advisory, accounting, administrative and other services to their respective family accounts (including certain charitable accounts) in connection with their personal investment activities unrelated to their investment in Apollo Clients and their involvement in such family offices may require the resources and attention of such managing partner who may also have responsibilities to the Master Fund’s affairs.

Dependence Upon Fund Administrator. The Adviser will rely on the administrator for certain aspects of its business, including certain financial operations, trade reconciliation, and margin and collateral movement. Any interruption or deterioration in the performance of the administrator could impair the quality of the Adviser’s operations, negatively impact its and the Master Fund’s and the Fund’s reputation and the Master Fund’s investment strategies, and limit the Master Fund’s and the Fund’s potential to grow.

Contingency Reserves and Holdbacks. The Master Fund may, at any time or times, establish such reserves (whether or not in accordance with GAAP) for estimated or accrued expenses, liabilities or contingencies as the Adviser deems reasonable. If reserves are established that are not in accordance with GAAP, they will be treated in the same manner as reserves that are in accordance with GAAP, i.e., in the period during which they are taken they will be treated as an expense of the Master Fund (and will reduce the net asset value of the Master Fund) and if and to the extent that they are subsequently reversed they will be taken into income in the period of such reversal (and will to that extent increase the net asset value of the Master Fund). The establishment of such reserves will not insulate any portion of the Master Fund assets from being at risk.

Execution Risks and Trade Errors. In order to seek positive returns in global markets, the Adviser’s trading and investment for the Master Fund may involve multiple instruments, multiple brokers and counterparties and multiple strategies. As a result, the execution of the trading and investment strategies employed by the Adviser for the Master Fund may often require rapid execution of trades, high volume of trades, complex trades, difficult to execute trades, use of negotiated terms with counterparties such as in the use of derivatives and the execution of trades involving less common or novel instruments. In each case, the Adviser seeks best execution and has trained execution and operational staff devoted to executing, settling and clearing such trades. However, in light of the high volumes, complexity and global diversity involved, some slippage, errors and miscommunications with brokers and counterparties may occur, and could result in losses to the Fund. In such circumstances, the Adviser will evaluate the merits of potential claims for damage against brokers and counterparties who are at fault and, to the extent practicable, will seek to recover losses from those parties. In its sole discretion, the Adviser may choose to forgo pursuing claims against brokers and counterparties on behalf of the Master Fund for any reason, including the cost of pursuing claims relative to the likely amount of any recovery and the maintenance of its business relationships with brokers and counterparties. In addition, the Adviser’s own execution and operational staff may be solely or partly responsible for errors in placing, processing, and settling trades that result in losses to the Master Fund. Any such errors will be accounted for in accordance with Apollo’s trade error policy.

Financing Arrangements. To the extent that the Master Fund enters into financing arrangements, such arrangements may contain provisions that expose it to particular risk of loss. For example, any cross-default provisions could magnify the effect of an individual default. If a cross-default provision were exercised, this could result in a substantial loss for the Master Fund. Also, the Master Fund may, in the future, enter into financing arrangements that contain financial covenants that could require it to maintain certain financial ratios more stringent than those required by law. If the Master Fund were to breach the financial covenants contained in any such financing arrangement, it might be required to repay such debt immediately in whole or in part, together with any attendant costs, and the Master Fund might be forced to sell some of its assets to fund such costs. The Master Fund might also be required to reduce or suspend distributions. Such financial covenants would also limit the ability of the Adviser to adopt the financial structure (e.g., by reducing levels of borrowing) which it would have adopted in the absence of such covenants.

Operational Risk. The Master Fund depends on the Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Master Fund’s operations may cause the Master Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Master Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Master Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Master Fund’s abilities to properly manage its portfolios.

Suitability of Investments. An investment in the Fund is not suitable for all investors. An investment is suitable only for sophisticated investors and an investor must have the financial ability to understand and willingness to accept the extent of its exposure to the risks. Investors with any doubts as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition. There can be no assurance that the Fund’s investment objective will be achieved or that there will be any return of capital. Therefore, investors should only invest in the Fund if they can withstand a total loss of their investment.

Lack of Shareholder Control Over Fund Policies and the Selection of Service Providers. The management, financing and disposition policies of the Fund are determined by the Board. These policies may be changed from time to time at the discretion of the Board without a vote of the Shareholders, although the Board has no present intention to make any such changes. Any such changes could be detrimental to the value of the Fund. In addition, Shareholders will have no right to participate in the day-to-day operation of the Fund, including investment and disposition decisions and decisions regarding the selection of service providers. Shareholders will not have the opportunity to evaluate any economic, financial and other information that will be utilized by the Adviser in its selection of investments, nor will Shareholders receive any financial information issued by issuers of financial instruments that is available to the Adviser. In addition, the Adviser has discretion regarding when investments must be realized. Finally, as further discussed in “Conflicts of Interest—Selection of Service Providers”, the Board and the Adviser will generally select the Fund’s and the Master Fund’s service providers and determine the compensation of such providers without the review by or consent of the Shareholders. The Shareholders must therefore rely on the ability of the Board and the Adviser to select and compensate service providers in a manner beneficial to the Fund and the Master Fund and to make investments and to manage and dispose of such investments.

Employee Misconduct. The Adviser’s reputation is critical to maintaining and developing relationships with existing and prospective investors, as well as with the numerous third parties with which the Adviser, the Master Fund and the Fund do business. In recent years, there have been a number of highly publicized cases involving fraud, conflicts of interest or other misconduct by individuals in the financial services industry, and there is a risk that an employee of or contractor to the Adviser or its affiliates could engage in misconduct that adversely affects the investment strategies implemented by the Adviser. It is not always possible to deter such misconduct, and the precautions the Adviser takes to detect and prevent such misconduct may not be effective in all cases. Misconduct by an employee of or contractor to the Adviser or one of its affiliates, or even unsubstantiated allegations of such misconduct, could result in both direct financial harm to the Adviser, the Master Fund and the Fund, as well as harm the Adviser’s, the Master Fund’s and the Fund’s reputations, which would have a materially adverse effect on the Master Fund and the Fund.

Intellectual Property Risks. The Adviser will own (or otherwise have rights to) the intellectual property to be used to implement the Master Fund’s and the Fund’s investment strategy. The Master Fund and the Fund have no ownership or claim to such intellectual property. If such intellectual property were unavailable to be used on behalf of the Master Fund and the Fund, the Master Fund and the Fund would be adversely affected.

THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE INVESTOR APPLICATION RELATED THERETO (COLLECTIVELY, THE “FUND DOCUMENTS”), IN THEIR ENTIRETY AND CONSULT WITH THEIR OWN INDEPENDENT ADVISERS BEFORE DECIDING TO INVEST IN THE FUND.

MANAGEMENT OF THE FUND AND THE MASTER FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Board of Trustees is comprised of persons who are independent trustees. The same individuals serve on the Board of Trustees of the Fund and the Master Fund. As the Fund is a feeder fund in a master/feeder structure, it does not have its own investment adviser. Apollo Credit Management, LLC serves as the Master Fund’s investment adviser.

The Adviser, Apollo Credit Management, LLC, formed in 2011, is located at 9 West 57th Street, New York, New York 10019. The Adviser is an affiliate of Apollo, a publicly-traded company founded in 1990 and headquartered in New York. Apollo is a leading global alternative investment manager with three primary business segments: private equity, credit and real estate, as well as a demonstrated expertise in natural resources. The Adviser and its affiliates, through their Apollo credit platform, offer a broad range of products and solutions across the liquidity spectrum to institutional, private and retail clients. The Adviser and its affiliates focus on attracting and retaining talented in-house and affiliated investment teams and providing them with institutional infrastructure, robust sales and marketing and industry knowledge. As of [            ], the Adviser and its affiliated advisers had in excess of $[            ] in assets under management.

The Adviser’s and the Master Fund’s relationship is governed by the terms of an Investment Advisory Agreement.

A description of the factors considered by the Master Fund Board in approving the Investment Advisory Agreement will be set forth in the Master Fund’s [annual] report to Shareholders for the fiscal year ending [            ].

Management Team

The personnel of the Adviser principally responsible for management of the Master Fund are experienced and educated investment professionals with a long performance record in credit investments and managing capital in event driven strategies, respectively. They have extensive experience derived from prior positions at the most senior levels in global capital markets and investment management. In addition, the Adviser has not only established a network of relationships within the global financial community, but also has a seasoned perspective on the disciplines required to manage a successful investment program. The following investment professionals have primary responsibility for the day-to-day management of the Master Fund:

Dana Carey. Mr. Carey joined Apollo in 2012 and has served as the Portfolio Manager of the Apollo Credit Fund since 2009. Mr. Carey also serves as Co-Chair of the U.S. Performing Credit Investment Committee and a member of the Liquid Opportunistic Credit Investment Committee. Prior to joining Apollo, he spent seven years at STC, an alternative asset management firm with approximately $17 billion in assets under management. STC was acquired by Apollo in 2012. While at STC, Mr. Carey served as a Portfolio Manager, Partner and Co-Head of Special Situations. Previously, Mr. Carey worked for Shelter Capital Partners and JPMorgan Chase & Co. Mr. Carey has a B.A. from Tufts University and an M.B.A. from Columbia Business School.

Jamshid Ehsani. Mr. Ehsani joined Apollo in 2011 and is responsible for Apollo’s fund investments in Principal Structured Finance, including all Insurance Linked Investments, Emerging Markets, Infrastructure/Project Finance and Alternative Complex Assets. Prior to joining Apollo, Mr. Ehsani served in a number of senior positions at a variety of multinational organizations including

Citigroup, Swiss Re and InsCap Management. Mr. Ehsani has also held several other high-level positions in multi-national companies. He spent over ten years at The World Bank, where he held various positions, including Principal Financial Officer, responsible for the Bank’s activities in the derivatives markets and its multi-billion dollar borrowing programs. Mr. Ehsani has also served as President and CEO of Marsh McLennan Securities and MMC Enterprise Risk Management where he managed a large team of brokers and financial representatives worldwide. Mr. Ehsani has a doctorate degree in Energy Economics from Sorbonne University and École Nationale Supérieure du Pétrole et des Moteurs and a post- M.Sc. degree from the French Petroleum Institute Engineering School.

Bret Leas. Mr. Leas joined Apollo in 2009 and is co-head of Apollo’s Corporate Structured Credit Business. Prior to 2009, Mr. Leas was a member of the Credit Structuring Group at Barclays Capital. Before that time he was an associate at Weil, Gotshal & Manges LLP from 2000 to 2004, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a B.A. in History and has a J.D. from Georgetown University Law Center.

Joseph Moroney. Mr. Moroney joined Apollo in 2008 and is the Senior Portfolio Manager and Group Head for Apollo’s U.S. Performing Credit Group. Prior to joining Apollo, Mr. Moroney was with Aladdin Capital Management where he served as the Senior Managing Director and Senior Portfolio Manager in its Leveraged Loan Group. Mr. Moroney’s investment management career spans 19 years, with experience at various leading financial services firms, including Merrill Lynch Investment Managers and MetLife. Mr. Moroney has a B.S. in Ceramic Engineering from Rutgers University and serves as a member of the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

Robert Ruberton. Mr. Ruberton joined Apollo in 2004, and is head of Apollo’s European Credit business, with responsibility for European investments across the Apollo Credit platform. Mr. Ruberton has portfolio management responsibilities across multiple products, including the Credit Opportunity Funds, Apollo European Credit, various opportunistic managed accounts, and ALME-1, Apollo’s first European CLO. Previously, Mr. Ruberton was with Arsenal Capital Partners, a middle-market private equity fund, from December 2000 through June 2004. From August 1997 through December 2000, Mr. Ruberton was an investment banker at Donaldson, Lufkin & Jenrette in the Leveraged Finance Group. Mr. Ruberton graduated cum laude from Harvard College with an A.B. in Economics.

Scott Weiner. Mr. Weiner joined Apollo in 2009. Mr. Weiner oversees Apollo’s performing, commercial real estate loan origination, acquisition and asset management activities, which include first mortgage, mezzanine and preferred equity investments and commercial mortgage backed securities (CMBS) across managed accounts and Apollo Commercial Real Estate Finance, Inc. (NYSE:ARI), a publicly traded commercial mortgage real estate investment trust managed by an affiliate of Apollo. Mr. Weiner serves as the Chief Investment Officer of the manager of ARI. Prior to joining Apollo, Mr. Weiner was a Managing Director at Barclays Capital, where he led the group responsible for large mortgage loans and structured finance transactions. Previously, he was a Senior Vice President at Lehman Brothers in the commercial real estate finance area where he specialized in structured first mortgage, mezzanine and preferred equity investments. Mr. Weiner has a B.A. in International Studies from Johns Hopkins University.

In implementing the Master Fund’s investment strategy, the portfolio managers will have access to the experience and expertise of Mr. Anthony M. Civale, Mr. Michael Levitt and Mr. James Zelter. Messrs. Civale, Levitt and Zelter are senior executives in the Apollo organization and are primarily responsible for the development and growth of the organization’s credit business. Messrs. Civale, Levitt and Zelter continue to oversee the credit business for various Apollo sponsored entities and are active in other business operations, but will not have primary responsibility for the Master Fund’s day-to-day investment activities. Biographies of Mr. Civale, Mr. Levitt and Mr. Zelter are included below.

Anthony Civale. Mr. Civale joined Apollo in 1999 and is Lead Partner and Chief Operating Officer of Apollo Capital Management, LLC. Mr. Civale co-founded Apollo’s senior credit and structured credit businesses and ran corporate development and strategy for Apollo Global Management, LLC. Prior to that time, Mr. Civale served as a Senior Partner in Apollo’s private equity business. Mr. Civale serves on the boards of directors of Berry Plastics Group and HFA Holdings Limited. Mr. Civale has previously served on the board of directors of Goodman Global, Inc., Harrah’s Entertainment, Prestige Cruises and Covalence Specialty Materials. Mr. Civale is also involved in charitable endeavors including his service on the board of trustees of Middlebury College and the board of directors of Youth, I.N.C. Prior to joining Apollo, Mr. Civale worked at Deutsche Bank Securities, Inc. and Bankers Trust Company in the Financial Sponsors Group within the Corporate Finance division responsible for sourcing, structuring and executing financing and merger and acquisition advice for the firm’s private equity clients. Mr. Civale has a B.A. in Political Science from Middlebury College.

Michael Levitt. Mr. Levitt joined Apollo in 2012 and is Vice Chairman of Apollo Credit Management, LLC. Mr. Levitt founded Stone Tower Capital LLC (“STC”) in 2001, where he was responsible for the overall strategic direction of STC and the development of the firm’s investment philosophies. He has spent his entire 28 year career managing or advising noninvestment grade businesses and investing in non-investment grade assets. Previously, Mr. Levitt worked as a partner in the New York office of Hicks, Muse, Tate & Furst Incorporated, where he was involved in many of the firm’s investments. Additionally, he managed the firm’s relationships with banking firms. Prior thereto, Mr. Levitt served as the Co-Head of the Investment Banking Division of Smith Barney Inc. with responsibility for the advisory, private equity sponsor and leveraged finance activities of the firm. Mr. Levitt began his investment banking career at, and ultimately served as a Managing Director of, Morgan Stanley & Co., Inc. Mr. Levitt oversaw the firm’s corporate finance and advisory businesses related to private equity firms and non-investment grade companies. Mr. Levitt serves on the University of Michigan’s Investment Advisory Board. Mr. Levitt has a B.B.A. from the University of Michigan and a J.D. from the University of Michigan Law School.

James Zelter. Mr. Zelter joined Apollo in 2006 and is Managing Partner and Chief Investment Officer of Apollo Capital Management, LLC, Apollo’s $100 billion credit asset management business. Mr. Zelter is the Managing Director of Apollo Global Management, LLC and the Chief Executive Officer and director of Apollo Investment Corporation. Prior to joining Apollo, Mr. Zelter was with Citigroup Inc. and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise. Prior to joining Citigroup in 1994, Mr. Zelter was a High Yield Trader at Goldman Sachs & Co. Mr. Zelter is a board member of DUMAC, the investment management company that oversees the Duke Endowment and Duke Foundation, and is on the board of trustees of the Dalton School. Mr. Zelter has a B.S. in Economics from Duke University.

In addition, the portfolio managers will be able to draw on the experience and expertise of other senior personnel of the Adviser and its affiliates, including Leon Black, Joshua Harris and Marc Rowan. Messrs. Black, Harris and Rowan, however, will not be primarily involved in managing the Master Fund’s portfolio or its day-to-day operations.

Leon Black. Mr. Black is the Chairman of the Board and Chief Executive Officer of Apollo Global Management, LLC and a Managing Partner of Apollo Management, L.P. which he founded in 1990 to manage investment capital on behalf of a group of institutional investors, focusing on corporate restructuring, leveraged buyouts, and taking minority positions in growth-oriented companies. From 1977 to 1990, Mr. Black worked at Drexel Burnham Lambert Incorporated, where he served as Managing

Director, head of the Mergers & Acquisitions Group and co-head of the Corporate Finance Department. He serves on the boards of directors of Apollo Global Management, LLC, The New York City Partnership and the general partner of AP Alternative Assets. Mr. Black is a trustee of The Museum of Modern Art, The Mt. Sinai Medical Center, The Metropolitan Museum of Art and The Asia Society. He is also a member of the Council on Foreign Relations. Mr. Black is also a member of the board of directors of Faster Cures and the Port Authority Task Force. He graduated summa cum laude from Dartmouth College in 1973 with a major in Philosophy and History and received an M.B.A. from Harvard Business School in 1975.

Joshua Harris. Mr. Harris is a co-founder and Senior Managing Director of Apollo Global Management, LLC. Prior to 1990, Mr. Harris was a member of the Mergers and Acquisitions Group of Drexel Burnham Lambert Incorporated. Mr. Harris currently serves on the boards of directors of Apollo Global Management, LLC, Berry Plastics Group Inc., LyondellBasell Industries, CEVA Group plc, Momentive Performance Materials, EP Energy and Constellium. Mr. Harris has previously served on the boards of directors of Verso Paper, Metals USA, Nalco, Allied Waste Industries, Pacer International, General Nutrition Centers, Furniture Brands International, Compass Minerals Group, Alliance Imaging, NRT Inc., Covalence Specialty Materials, United Agri Products, Quality Distribution, Whitmire Distribution and Noranda Aluminum. Mr. Harris is a member of The Federal Reserve Bank of New York Investors Advisory Committee on Financial Markets and the Council on Foreign Relations. He is the Managing Partner of the Philadelphia 76ers and Managing Member of the New Jersey Devils. Mr. Harris serves on the Board of Trustees for Mount Sinai Medical Center, Harvard Business School, the University of Pennsylvania’s Wharton School of Business, and the United States Olympic Committee. Mr. Harris graduated summa cum laude and Beta Gamma Sigma from the University of Pennsylvania’s Wharton School of Business with a B.S. in Economics, and received his M.B.A. from the Harvard Business School, where he graduated as a Baker and Loeb Scholar.

Marc Rowan. Mr. Rowan is a co-founder, Senior Managing Director and Director of Apollo Global Management, LLC and Managing Partner of Apollo Management, L.P. Prior to 1990, he was a member of the Mergers and Acquisitions group of Drexel Burnham Lambert Incorporated. Mr. Rowan currently serves on the boards of directors of the general partner of Apollo Global Management, LLC, Athene Holding Ltd., Caesars Entertainment Corp. and Caesars Acquisition Co. He has previously served on the boards of directors of AP Alternative Assets, L.P., AMC Entertainment, Inc., Beats Music, Cablecom GmbH, Culligan Water Technologies, Inc., Countrywide PLC, Furniture Brands International, Mobile Satellite Ventures, LLC, National Cinemedia, Inc., National Financial Partners, Inc., New World Communications, Inc., Norwegian Cruise Lines, Quality Distribution, Inc., Samsonite Corporation, SkyTerra Communications Inc., Unity Media SCA, Vail Resorts, Inc. and Wyndham International, Inc. Mr. Rowan is a founding member and Chairman of the Youth Renewal Fund and a member of the Board of Overseers of the University of Pennsylvania’s Wharton School of Business. Mr. Rowan also serves on the boards of directors of Jerusalem Online and the New York City Police Foundation. Mr. Rowan graduated summa cum laude from the University of Pennsylvania’s Wharton School of Business with a B.S. and an M.B.A. in Finance.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

FUND AND MASTER FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund (except as provided below). As described below, however, the Master Fund bears all other expenses related to its investment program.

[Expenses borne by the Master Fund (and thus indirectly by the Fund and the Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, costs and expenses related to actual or proposed portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with actual or proposed investments, transfer taxes and premiums, taxes withheld on foreign income and other entity-level taxes, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees;

•	third-party and out-of-pocket research and market data expense;

•	the Advisory Fee;

•	any non-investment related interest expense and related fees;

•	offering expenses;

•	fees and disbursements of any attorneys and accountants engaged by or for the Master Fund, as well as other professional expenses;

•	audit and tax preparation fees and expenses as well as tax compliance expenses;

•	bookkeeping and administrative expenses and fees;

•	bank service, custody and similar fees and expenses;

•	insurance costs;

•	fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser;

•	any other ordinary or extraordinary expenses associated with the operations of or investments by the Master Fund; and

•	the costs and expenses of any third-party risk aggregator.]

The Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above. [In addition, Shareholders of the Fund will incur all expenses incurred directly by the Fund, including, but not limited to:

•	the Shareholder Servicing Fee;

•	offering expenses;

•	fees and disbursements of any attorneys and accountants engaged by or for the Fund, as well as other professional expenses;

•	audit and tax preparation fees and expenses as well as tax compliance expenses;

•	bookkeeping and administrative expenses and fees;

•	bank service, custody and similar fees and expenses; and

•	insurance costs.]

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund has incurred organizational expenses of approximately $[    ] and offering costs of approximately $[    ] in connection with the initial offering of Shares. The Master Fund has incurred organizational expenses of approximately $[    ] and offering costs of approximately $[    ] in connection with the initial offering of Shares. The Fund’s and Master Fund’s organizational costs and offering costs are being amortized over the 12-month period beginning on the Initial Subscription Date, subject to the Fund’s and the master Fund’s respective Expense Limitation Agreement. The Fund will indirectly bear its pro rata portion of all expenses incurred by the Master Fund. The Fund will also bear certain ongoing costs associated with the Fund’s continuous offering of Shares (mostly printing expenses).

[The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Master Fund for a two-year term beginning on the Initial Subscription Date and ending on the two year anniversary thereof to limit the Specified Expenses borne by the Master Fund during the Limitation Period to an amount not to exceed [    ]% per annum of the Master Fund’s net assets. “Specified Expenses” is defined to include the Master Fund’s Organizational Expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the Master Fund Board, and to exclude (i) the Advisory Fee and all transaction expenses of the Master Fund, (ii) interest expenses on Master Fund borrowings, and (iii) taxes and Extraordinary Expenses (defined below).

The Adviser has also contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for an initial two-year term beginning on the Initial Subscription Date and covering the Limitation Period to limit the amount of Fund Specified Expenses borne by the Fund during the Limitation Period to an amount not to exceed [    ]% per annum of the Fund’s net assets. “Fund Specified Expenses” is defined to include the Fund’s organizational costs and all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Servicing Fees, (ii) taxes, and (iii) Extraordinary Expenses.

The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that Specified Expenses or Fund Specified Expenses for any month exceed the Expense Cap or Fund Expense Cap, the Adviser will reimburse the Master Fund or the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap or Fund Expense Cap.]

[            ], as the Fund’s administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the administrator for out-of-pocket expenses. The Administrator’s principal business address is [    ].

[    ] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [    ].

ADVISORY FEE

The Fund does not incur a separate advisory fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s Advisory Fee. This means that the Master Fund’s advisory fee is passed through to, and paid by, the shareholders of all feeder funds that invest in the Master Fund on a proportionate basis. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser the Advisory Fee, monthly, at the rate of [    ]% ([    ]% on an annualized basis) of the value of the Master Fund’s month-end gross assets. The Advisory Fee is an expense paid out of the Master Fund’s assets. The Advisory Fee is computed based on the value of the gross assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Master Fund shares that will be repurchased by the Master Fund as of the end of the month) and is due and payable in arrears within [    ] business days after the end of the month.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine. In computing its NAV, the Fund will value its interest in the Master Fund based on the net asset value provided by the Master Fund. The Fund calculates NAV per Share by subtracting liabilities (including accrued expenses and distributions) from the total assets (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares.

The Fund’s assets and liabilities are valued in accordance with the principles set forth herein.

The following discussion regarding the valuation of securities pertains to the investments of the Master Fund.

The Adviser values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which were approved by the Board of Trustees. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board of Trustees reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process.

When determining the fair value of an asset, the Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed-income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Master Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Master Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

The Adviser may rely on external pricing sources (such as dealer quotes or independent pricing services) in pricing any of the Master Fund’s positions. When dealer quotes are being used to assess the value of a position, an attempt will be made where appropriate to obtain several independent quotes, and the positions will generally be valued at the mean of the bid and ask prices quoted by dealers.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board of Trustees.

The Master Fund’s portfolio may also include securities listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”). For purposes of calculating NAV, the Adviser will use the following valuation methods:

•	The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Master Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Master Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Master Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund intends to value such investments at fair value as determined in good faith by the Adviser in accordance with the Master Fund’s valuation policy and pursuant to authority delegated by the Master Fund Board as described below. In making such determination, it is expected that the Adviser may rely upon valuations obtained from an independent valuation firm.

While the Master Fund’s policy is intended to result in a calculation of the Master Fund’s NAV that fairly reflects security values as of the time of pricing, the Master Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Master Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Master Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

All values assigned to securities and other assets and liabilities in accordance with the Master Fund’s valuation policy will be final and conclusive as to all investors.

CONFLICTS OF INTEREST

The following list of potential conflicts of interest does not purport to be a complete enumeration of the conflicts attendant to an investment in the Fund. Additional conflicts may exist that are not presently known to the Fund, the Master Fund, the Adviser or their respective affiliates or are deemed by them to be immaterial. In addition, as the investment program of the Master Fund develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts of interest.

The Fund’s and the Master Fund’s executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund and the Master Fund or of other Apollo-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund and the Master Fund or their shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Master Fund and the other Apollo-advised funds, such other Apollo sponsored funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or the Adviser), have and may from time to time have overlapping investment objectives with the Master Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Master Fund. To the extent the other Apollo-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Master Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Master Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Master Fund should invest on a side-by-side basis with one or more other funds. The Master Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Master Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

In the event investment opportunities are allocated among the Master Fund and the other Apollo-advised funds, the Master Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Master Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Master Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by Apollo for the Master Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Master Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Master Fund. In addition, under certain circumstances, the Master Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Master Fund. From time to time, the Master Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Master Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Master Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Master Fund may increase the price of the same security held by (and therefore benefit) the other Apollo-advised funds.

The results of the Master Fund’s investment activities may differ significantly from the results achieved by the other Apollo-advised funds. It is possible that one or more Apollo-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Master Fund. Moreover, it is possible that the Master Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Master Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Master Fund has invested, and those activities may have an adverse effect on the Master Fund. As a result, prices, availability, liquidity and terms of the Master Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Master Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Master Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Master Fund, and such party may have no incentive to assure that the Master Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Master Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Master Fund invests or which may be based on the performance of the Master Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Master Fund.

Subject to applicable law, one or more affiliates of the Adviser may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Master Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to the Master Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Master Fund or its shareholders will be required, and no fees or other compensation payable by the Master Fund or its shareholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Master Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Master Fund.

The Adviser may select brokers (including, without limitation, affiliates of the Adviser) that furnish the Adviser directly or through correspondent relationships, with research or other appropriate services that provide, in the Adviser’s view, appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Master Fund and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Master Fund based on the amount of brokerage commissions paid by the Master Fund and such other client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Master Fund and to such other client accounts. The Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Master Fund will be required to establish business relationships with its counterparties based on the Master Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Master Fund’s establishment of its business relationships, nor is it expected that the Master Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Master Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Master Fund’s gross assets. The Adviser may have a conflict of interest in deciding whether to cause the Master Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Master Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Master Fund.

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Master Fund may be prevented from investing, or liquidating an investment, in such company. This risk may affect the Master Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Master Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

The Fund and the Master Fund have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant the Fund and the Master Fund a non-exclusive license to use the name “Apollo.” Under the license agreement, the Fund and the Master Fund have the right to use the “Apollo” name for so long as the Adviser or one of its affiliates remains the Master Fund’s investment adviser. In addition, the Master Fund may pay fees to, or reimburse expenses of, the Adviser or its affiliates for certain management or administration services and disbursements, including the Master Fund’s allocable portion of the cost of its Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. As of [    ], [    ], an affiliate of the Adviser, controls the Fund.

PURCHASES OF SHARES

Purchase Terms

The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month, and this amount will be based upon the Fund’s then-current net asset value. The investor must submit a completed Investor Application form at least [five] business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least [three] business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor, without interest.

The minimum initial investment in the Fund from each investor is $[    ], and any subsequent additional investment must be a minimum of $[    ]. The minimum initial investment may be reduced by the Fund with respect to employees of the Adviser or its affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $[    ].

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

The Fund will not accept payment in cash or by check.

Eligible Investors

[Investors may only purchase their Shares through the Distributor or through an RIA that has entered into an arrangement with the Distributor to offer Shares pursuant to a “wrap” fee, asset allocation, or other managed asset program. Any registered RIA who offers Shares may impose additional eligibility requirements on investors who purchase Shares through such RIA.] See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least [    ] months following commencement of Fund operations. Beginning after such date, Board (subject to its discretion) will determine whether the Fund will offer to repurchase Shares from Shareholders on a quarterly basis (commencing at close of the next calendar quarter following the date [    ] months after the Fund’s launch of operations), in an amount not to exceed 5% of the Master Fund’s NAV (the “Share Repurchase Program”).

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board of Trustees expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally apply to up to [    ]% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be [65] days prior to the quarter end date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the Notice Date. The Fund generally expects to pay repurchase proceeds to tendering Shareholders within [30] days of the Valuation Date.

There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. As noted above, each repurchase offer will generally end approximately [65] days prior to the applicable Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per Share by contacting the Adviser during the period. If aggregate repurchase offers at the Master Fund level exceed 5% of the Master Fund’s NAV, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. If the Fund repurchases a pro rata portion of Shares, then each tendering Shareholder will not receive the full repurchase amount requested.

[Master Fund shares will be repurchased by the Master Fund after the Advisory Fee has been deducted from the Master Fund’s assets as of the end of the month in which the repurchase occurs – i.e., the accrued Advisory Fee for the month in which Master Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Master Fund shares.]

Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Master Fund Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[    ] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than $[    ]. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Any redemptions will be made at net asset value. Such mandatory redemptions may be made only in compliance with Rule 23c-2 under the 1940 Act.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the value of the Shares held in the account of each of the transferee and transferor is at least $[    ]. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund as a shareholder in the Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Master Fund Board without shareholder approval) the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes each taxable year to Shareholders dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses), to Shareholders. The Fund intends to distribute to its Shareholders, at least [quarterly], substantially all of its investment company taxable income and net tax-exempt income. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections), determined on a calendar year basis, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses), generally determined on the basis of the one-year period ending on October 31st of such calendar year, and (3) any ordinary income and capital gain net income from previous calendar years that was not distributed during those calendar years and on which the Fund paid no U.S. federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, each of the Master Fund and the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the total assets of each of the Master Fund and the Fund is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Master Fund and the Fund and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets of each of the Master Fund and the Fund is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers of each of the Master Fund and the Fund that controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Master Fund believes that it may fail the asset diversification test, the Master Fund may seek to take certain actions to avert such a failure. While the Code generally affords the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

If either the Master Fund or the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income at least [quarterly]. The Fund will ordinarily distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any applicable state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to qualifying dividends from U.S. corporations earned by the Master Fund, may be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders. Further, to the extent the dividends are attributable to qualifying dividends from U.S. corporations and certain foreign corporations earned by the Master Fund, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident noncorporate Shareholders. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if a Shareholder received any capital gain dividends in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for [    ] months or less, any loss realized by the Shareholder upon the repurchase or transfer of such Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale or exchange of such Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer be treated as having received, in whole or in part, a taxable dividend, a return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund expects to elect the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Advisory Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year. In addition, such miscellaneous itemized deductions are not deductible for purposes of the alternative minimum tax as well as are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss.

Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Fund may be treated as having been issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt instrument. Market discount generally accrues in equal daily installments. The Master Fund may make one or more of the elections applicable to debt instruments having market discount, which could affect the timing of recognition of income. Some debt instruments (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Master Fund may be treated as having acquisition discount. Generally, the Master Fund will be required to include acquisition discount in income over the term of such debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. The Master Fund may make one or more of the elections applicable to debt instrument having acquisition discount which could affect the timing of recognition of income.

Hedging and Derivative Transactions

The taxation of OTC options on debt securities and equity options (including options on narrow-based stock indices) is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option acquired by the Master Fund, if an option is sold by the Master Fund, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the Master Fund’s holding period in the option. If the option expires, the resulting loss is a capital loss and will be short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis of security acquired by the Master Fund and, in the case of a put option, will reduce the amount realized by the Master Fund on the underlying security in determining the amount of such gain or loss.

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Master Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Master Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Master Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Master Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Master Fund and is not part of a straddle transaction (as described below), and an election is made by the Master Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Master Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” To the extent the straddle rules apply to positions established by the Master Fund losses realized by the Master Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Master Fund may constitute “mixed straddles.” One or more elections may be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Master Fund are not entirely clear. Accordingly, because application of the straddle rules may affect the timing of recognition and character of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Similarly, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Master Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Master Fund as a RIC might be affected. The Master Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Master Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Master Fund’s assets, may limit the extent to which the Master Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (i.e., capital gain vs. ordinary income) of the income recognized by the Master Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Master Fund and the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Master Fund and the Fund’s distributions may be treated as ordinary income than would have been the case if the Master Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Master Fund and the Fund’s taxable income or gains and distributions made by the Master Fund and the Fund.

If the Master Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Master Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Master Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Master Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Master Fund may indirectly hold equity interests in non-U.S. Portfolio Companies that may be treated as “passive foreign investment companies” (each, a “PFIC”). In general, a foreign corporation is considered a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. The Master Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Master Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Master Fund in respect of deferred taxes arising from such distributions or gains.

The Master Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Master Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Master Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Master Fund and, accordingly, cannot offset other income and/or gains of the Master Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares in a PFIC at the end of each taxable year. In this case, the Master Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Master Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income and gains with respect to PFIC shares, and may subject the Master Fund and the Fund to tax on certain income and gains from PFIC shares, the amount that must be distributed to Shareholders and will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Master Fund and the Fund may become subject to income and other taxes in states and localities based on the Master Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned as dividends, or the amount of their investment in the Fund.

Foreign Taxes

The Master Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Master Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at year-end consists of the stock or securities of foreign corporations, each of the Master Fund and the Fund may make an election which would permit certain Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Master Fund to foreign countries in respect of foreign stock or securities the Master Fund has held for at least the minimum period specified in the Code. In such a case, shareholders of the Master Fund will include in gross income from foreign sources their pro rata shares of such taxes. Neither the Master Fund nor the Fund expects to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally are required to be filed with the IRS in connection with dividends and other distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder, itself, enters into a transaction which generates unrelated debt-financed income within the scope of Section 514 of the Code with respect to its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. However, certain properly designated dividends by the Fund are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the Fund’s (i) “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Fund. Moreover, depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. amounts attributable to interest from non-U.S. sources or any foreign currency gains earned by the Master Fund) would be ineligible for this potential exemption from withholding.

Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

A Foreign Shareholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Foreign Shareholder provides the applicable withholding agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise establishes an exemption from backup withholding. Moreover, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See “Tax Aspects—Information Reporting and Backup Withholding” above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Master Fund and the Fund are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Foreign Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Master Fund’s and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Master Fund and the Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income tax consequences of the investment (see “Tax Aspects,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Master Fund or the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Master Fund or the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Master Fund and the Fund will be registered as an investment company under the 1940 Act, the underlying assets of both the Master Fund and the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in either the Master Fund or the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in either the Master Fund or the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Master Fund and the Fund’s investment objective, policies, and strategies; that the decision to invest plan assets in either the Master Fund or the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in either the Master Fund or the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with legal counsel to determine if participation in either the Master Fund or the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE MASTER FUND’S AND THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY EITHER THE MASTER FUND, THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to [    ] Shares. [    ], located at [    ], acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $[    ], and any subsequent additional investment must be a minimum of $[    ]. Shares will not be listed on any national securities exchange. See “Fund Expenses.”

Shares may be purchased only from the Distributor or through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Shares are not available in certificated form.

[Shares are expected to be subject to ongoing shareholder servicing fees to compensate the Distributor and the RIAs for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, [    ]% (on an annualized basis) of the Fund’s NAV.

The Shareholder Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Shareholder Servicing Fee as long as they hold their Shares. Each compensated RIA is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.]

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers and dealers that have agreed to participate in the distribution of the Fund’s Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Generally, the minimum required initial purchase by each investor is $[    ]. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor or RIA will be debited for the purchase amount, which will be deposited into an account with [    ], whose principal business address is [    ], as the Fund’s transfer agent (the “Transfer Agent”). See “Purchases of Shares—Purchase Terms.”

The Initial Subscription Date for subscriptions for Shares is currently anticipated to be on or about [    ], 2016. Subsequent to the Initial Subscription Date, Shares may be purchased as of the first day of each month from the Distributor at the Fund’s then current NAV per Share. While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. See “Purchases of Shares.”

DISTRIBUTION POLICY

[Dividends will generally be paid at least [quarterly] on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. The Fund is not a suitable investment for any investor who requires regular dividend income.]

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within [    ] days prior to a distribution, the request will be effective only with respect to distributions after the [    ] day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. [    ], whose principal business address is [    ], serves as the Fund’s dividend paying agent.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Apollo Multi Sector Income Fund A

9 West 57th Street

New York, New York 10019

Attention: [    ]

Telephone: [    ]

APPENDIX A: RELATED PERFORMANCE INFORMATION

Set forth below is performance information of a total return composite, which includes funds and separate accounts (the “Similar Funds”) advised by the Adviser or an affiliate of the Adviser, whose investment objectives, strategies, policies and restrictions are substantially similar to those of the Master Fund and the Fund (the “Broad Total Return Composite”). The Similar Funds included in the Broad Total Return Composite are the only funds and accounts managed by the Adviser or an affiliate of the Adviser, including registered investment companies and private advisory accounts, with strategies substantially similar to those of the Master Fund and the Fund. The Broad Total Return Composite consists of portfolios that invest in the full spectrum of global investment and sub-investment grade securities as the Master Fund, with similar geographical diversity, multi asset class exposure, non-index based characteristics and are comprised of both performing and opportunistic assets. Except as described below, the Similar Funds are not registered as investment companies under the 1940 Act and, therefore, are not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, might have adversely affected their performance. Two of the funds included in the Broad Total Return Composite represent discrete portions of the assets of two multi-manager mutual funds registered under the 1940 Act sub-advised by the Adviser (the “Relevant Portions”). While each of these mutual funds utilizes multiple sub-advisers, each of whom is unaffiliated with the Adviser and manages discrete portions of the assets of the mutual funds, only the performance of the Relevant Portion of each mutual fund has been included in the Broad Total Return Composite. The performance of the Similar Funds may not necessarily be indicative of the actual experience of an investor in the Fund. Composite returns are shown net of fees and expenses. The calculation method for the performance information below differs from the standardized SEC method for calculating prior performance. The performance information below shows the Similar Funds’ actual performance, after deduction of management fees, incentive allocations, and other expenses borne by the Similar Funds. The Master Fund’s and the Fund’s fees and expenses are expected to be lower than those incurred by the Similar Funds. Prospective investors should understand the performance of the Broad Total Return Composite represents the historical performance of the Similar Funds and is not the performance of the Fund, and there can be no assurance the Fund’s future performance will perform as well, or in a manner similar to, the Broad Total Return Composite. Past performance is neither indicative of, nor a guarantee of, future returns in the Fund.

BROAD TOTAL RETURN COMPOSITE TRACK RECORD

Annualized as of December 31, 2015
	Inception to Date(1)		St. Dev.(2)		Sharpe(3)		3-year		2-year		1-year		2015		2014	2013
Broad Total Return Composite	[	]%	[	]%	[	]	[	]%	[	]%	[	]%	[	]%	5.35%	13.37%

(1)	The inception date of the Broad Total Return Composite is June 1, 2012.
(2)	Refers to “standard deviation” which is a measure of the volatility of returns that represents the degree to which returns have varied from average performance over a particular period.
(3)	Refers to the Sharpe ratio which is the average return earned in excess of the risk-free rate per unit of volatility or total risk.

A-1

THE INFORMATION IN THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

APOLLO MULTI SECTOR INCOME FUND A

[    ], 2016

STATEMENT OF ADDITIONAL INFORMATION

9 West 57th Street

New York, New York 10019

(212) 515-3200

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Apollo Multi Sector Income Fund A (the “Fund”) dated [    ], 2016. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly-formed, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on [    ] and expects to commence operations on [    ], 2016. The Fund invests substantially all of its assets in Apollo Multi Sector Income Fund, a Delaware statutory trust that is a non-diversified closed-end management investment company (the “Master Fund”). Apollo Credit Management, LLC serves as the Master Fund’s investment adviser (the “Adviser”). The investment objective and principal investment strategies of the Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund and the Master Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. The Master Fund has adopted the same fundamental policies. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders (“Shareholders”) duly called, (a) of 66- 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1) Purchase or sell commodities or commodity contracts, except that it may purchase and sell currency, options, futures, swaps and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools or other entities that purchase and sell commodities and commodity contracts.

(2) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein.

(3) Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(5) Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases senior loans, subordinated loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

(6) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Derivative Instruments and Asset Coverage

The Master Fund will comply with the regulatory requirements of the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) with respect to coverage of short sales, swaps, futures, options, and other derivative instruments positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Master Fund’s records in the amount prescribed. Securities segregated on the Master Fund’s records cannot be sold while the short sales, swaps, futures, options, and other derivative instrument position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. In order to reduce the risk associated with leveraging, the Master Fund will segregate assets equal to the full notional value of the swap agreements, unless current or future SEC staff guidance permits asset segregation to a lesser extent.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the prospectus offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. Share repurchases will not commence for at least [    ] months following commencement of Fund operations. In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value (“NAV”) of their Shares (which is calculated once a month at month-end) from [    ], the administrator for the Fund, during such period, and each such repurchase offer will be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to [    ]% of the net assets of the Master Fund. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in the Master Fund that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate all or any portion of its interest in the Master Fund which may, in turn, need to liquidate some of its portfolio holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Any redemptions will be made at NAV. Such mandatory redemptions may be made only in compliance with Rule 23c-2 under the 1940 Act.

Transfers of Shares

Shares may be transferred only in limited circumstances to investors eligible to purchase Shares of the Fund and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless, after the transfer, the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Trustees supervise the affairs of the Fund and the Master Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund and the Master Fund.

Trustees and Officers

The Board of the Fund consists of [    ] Trustees. The same Trustees also serve as trustees for the Master Fund. [     ] Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “Independent Trustees.” The other [     ] Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Board Structure and Oversight Function. The 1940 Act requires that at least 40% of the Trustees be Independent Trustees. Currently, [     ] of the [     ] Trustees are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board of Trustees is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Trustees who are independent of management to constitute a substantial majority of the Board. In addition, the Independent Trustees have designated a Lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board of Trustees meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel and between management and the Independent Trustees.

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chairman or the Lead Independent Trustee acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

The Audit Committee of the Board of Trustees (which consists of all the Independent Trustees) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Fund’s independent registered public accounting firm and with the Fund’s Treasurer. The Board of Trustees also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research.

The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund. The Board of Trustees receives reports from Fund counsel or counsel to the Adviser and the Board of Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Trustees’ oversight role does not make the Board of Trustees a guarantor of Fund investments or activities or the activities of any of the Fund’s service providers.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of [    ], 2016) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

Name, Age and Address***	Position(s) Held with Registrant	Length of Time Served*		Principal Occupation(s) During Past 5 Years		Number of Portfolios Overseen in Fund Complex		Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees
[ ]	Trustee	[	]	[	]	[	]	[	]
[ ]	Trustee	[	]	[	]	[	]	[	]
[ ]	Trustee	[	]	[	]	[	]	[	]

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
***	Each Trustee can be contacted c/o the Fund at 9 West 57th Street, 43rd Floor, New York, NY 10019.

The Interested Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of [    ], 2016) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address***	Position(s) Held with Registrant		Length of Time Served*		Principal Occupation(s) During Past 5 Years		Number of Portfolios Overseen in Fund Complex		Other Trusteeships/Directorships Held Outside the Fund Complex**
Interested Trustee
[ ]	[	]	[	]	[	]	[	]	[	]

*	The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
***	The Interested Trustee can be contacted c/o the Fund at 9 West 57th Street, 43rd Floor, New York, NY 10019

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address**	Position(s) Held with Registrant		Length of Time Served*		Principal Occupation(s) During Past 5 Years
Officers
[ ]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]

*	Each officer serves an indefinite term, until his or her successor is elected.
**	Each officer can be contacted c/o the Fund at 9 West 57th Street, 43rd Floor, New York, NY 10019.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended [    ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of [ ])		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of [ ])
Independent:
[ ]	[	]	[	]
[ ]	[	]	[	]
[ ]	[	]	[	]

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of [ ])		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of [ ])
Interested:
[ ]	[	]	[	]

As to each Independent Trustee and his or her immediate family members, as of [    ], no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [    ], the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has two committees: the Audit Committee and the Nominating and Corporate Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

Audit Committee

The Audit Committee operates pursuant to an Audit Committee charter approved by the Board of Trustees. The charter sets forth the responsibilities of the Audit Committee, which include assisting the Board of Trustees in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Fund’s internal audit function and Independent Auditor; and (iv) the compliance by the Fund with legal and regulatory requirements. The Audit Committee is presently composed of each of the Independent Trustees. As of the date of this SAI, the Audit Committee has held [    ] meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) identifying and selecting or recommending qualified nominees to be elected to the Board of Trustees at the annual meeting of Shareholders (consistent with criteria approved by the Board of Trustees); (ii) identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Trustees or a committee thereof (consistent with criteria approved by the Board of Trustees); (iii) developing and recommending to the Board of Trustees a set of corporate governance principles applicable to the Fund; (iv) overseeing the evaluation of the Board of Trustees, any committees thereof and management; and (v) undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Trustees. The Nominating and Corporate Governance Committee is presently composed of each of the Independent Trustees. As of the date of this SAI, the Nominating and Corporate Governance Committee has held [    ] meetings.

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

[    ]

The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

The following table sets forth the estimated compensation to be paid by the Fund to the Trustees projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all Apollo funds for the calendar year ending December 31, [    ]. The Trustee who is an “interested person,” as defined in the Investment Company Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Independent Trustee	Aggregate Compensation from the Fund(1)		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Total Compensation from the Fund and Apollo Fund Complex Paid to Each Trustee2)
[ ]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]

Name of Interested Trustee
[ ]	[	]	[	]	[	]

(1)	Estimated for fiscal year ended [ ].
(2)	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Trustees served as of [ ].

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund and the Adviser (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1- 202-551-8090. The Codes are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the Codes may be obtained, after paying a duplicating fee, by electronic request at the following email address: mailto:publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

Investment Advisory and Distribution Agreements

Apollo Credit Management, LLC serves as the Master Fund’s investment adviser.

The Adviser, formed in 2011, is located at 9 West 57th Street, New York, New York 10019. The Adviser is an affiliate of Apollo Global Management, LLC (together with its subsidiaries, “Apollo”), a publicly-traded company founded in 1990 and headquartered in New York. As of [    ], the Adviser and its affiliated advisers had in excess of $[     ] in assets under management.

The Adviser serves as investment adviser to the Master Fund pursuant to investment advisory agreement entered into between the Master Fund and the Adviser (the “Investment Advisory Agreement”). The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of the Master Fund under the ultimate supervision of, and subject to any policies established by, the Board.

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Master Fund’s Board of Trustees (the “Master Fund Board”) (including a majority of the Independent Trustees) at a meeting held in person on [     ] and was also subsequently approved by the then sole Shareholder of the Fund. The Investment Advisory Agreement of the Master Fund has an initial term of two years from the date of its execution. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Master Fund Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, (a) by the Master Fund upon 60 days’ prior written notice to the Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Master Fund, or (ii) by the vote of the Master Fund’s Independent Trustees, or (b) by the Adviser upon 120 days’ prior written notice to the Master Fund. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Master Fund, the Master Fund will pay, out of the Master Fund’s assets, the Adviser an advisory fee (the “Advisory Fee”) at the annual rate of [     ]% of the Master Fund’s month-end gross asset value. In no event will the Advisory Fee exceed [     ]% of the Master Fund’s NAV.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, holding, redemption or sale of any security.

A discussion of the factors considered by the Master Fund’s Board of Trustees in approving the Advisory Agreement is set forth in the Fund’s and the Master Fund’s annual report to Shareholders for the fiscal year ended [     ].

Distributor

[     ] (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement. The principal office of the Distributor is located at [     ]. Under the distribution agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s Shares. The distribution agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board or by the vote of a majority of the outstanding voting securities of the Fund.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Master Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Master Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of [            ]:

Dana Carey	Number of Accounts		Total Assets in Accounts ($ million)
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

Jamshid Ehsani	Number of Accounts		Total Assets in Accounts ($ million)*
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

*	Includes unfunded capital commitments available for drawdown.

Bret Leas	Number of Accounts		Total Assets in Accounts ($ million)*
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

*	Includes unfunded capital commitments available for drawdown.

Joseph Moroney	Number of Accounts		Total Assets in Accounts ($ million)*
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

*	Includes unfunded capital commitments available for drawdown.

Robert Ruberton	Number of Accounts		Total Assets in Accounts ($ million)*
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

*	Includes unfunded capital commitments available for drawdown.

Scott Weiner	Number of Accounts		Total Assets in Accounts ($ million)*
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

*	Includes unfunded capital commitments available for drawdown.

Securities Ownership of Portfolio Managers

As of [    ], none of Messrs. Carey, Ehsani, Leas, Moroney, Ruberton or Weiner beneficially owned securities of the Fund.

Portfolio Manager Compensation Structure

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and their position within the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix [     ] and is also available on the SEC’s web site at www.sec.gov.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended [    ] will be available without charge by calling [    ], or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this SAI.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Committee would carefully monitor and supervise the services provided by any Research Providers.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions or markups on such transactions. While the Adviser will be primarily responsible for the placement of the Master Fund’s portfolio business, the policies and practices in this regard are subject to review by the Master Fund Board. The cost of securities transactions for the Master Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

To the extent it executes securities transactions for the Master Fund, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement its research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties.

Eligible research or brokerage services provided by brokers through which portfolio transactions for the Master Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Master Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Master Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Master Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Master Fund or the Adviser, as applicable, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell investments for the Master Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of investments available to the Master Fund. In making such allocations among the Master Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Master Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable investments, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The placing and execution of orders for the Master Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Master Fund and its affiliates. Certain broker-dealers, through which the Master Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Master Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Master Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Master Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Master Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

CONFLICTS OF INTEREST

The Fund’s and the Master Fund’s executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund and the Master Fund or of other Apollo-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund and the Master Fund or their shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Master Fund and the other Apollo-advised funds, such other Apollo sponsored funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or the Adviser), have and may from time to time have overlapping investment objectives with the Master Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Master Fund. To the extent the other Apollo-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Master Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Master Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Master Fund should invest on a side-by-side basis with one or more other funds. The Master Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Master Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

In the event investment opportunities are allocated among the Master Fund and the other Apollo-advised funds, the Master Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Master Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Master Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by Apollo for the Master Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Master Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Master Fund. In addition, under certain circumstances, the Master Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Master Fund. From time to time, the Master Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Master Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Master Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Master Fund may increase the price of the same security held by (and therefore benefit) the other Apollo-advised funds.

The results of the Master Fund’s investment activities may differ significantly from the results achieved by the other Apollo-advised funds. It is possible that one or more Apollo-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Master Fund. Moreover, it is possible that the Master Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Master Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Master Fund has invested, and those activities may have an adverse effect on the Master Fund. As a result, prices, availability, liquidity and terms of the Master Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Master Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Master Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Master Fund, and such party may have no incentive to assure that the Master Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Master Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Master Fund invests or which may be based on the performance of the Master Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Master Fund.

Subject to applicable law, one or more affiliates of the Adviser may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Master Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to the Master Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Master Fund or its shareholders will be required, and no fees or other compensation payable by the Master Fund or its shareholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Master Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Master Fund.

The Adviser may select brokers (including, without limitation, affiliates of the Adviser) that furnish the Adviser directly or through correspondent relationships, with research or other appropriate services that provide, in the Adviser’s view, appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Master Fund and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Master Fund based on the amount of brokerage commissions paid by the Master Fund and such other client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Master Fund and to such other client accounts. The Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Master Fund will be required to establish business relationships with its counterparties based on the Master Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Master Fund’s establishment of its business relationships, nor is it expected that the Master Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Master Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Master Fund’s gross assets. The Adviser may have a conflict of interest in deciding whether to cause the Master Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Master Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Master Fund.

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Master Fund may be prevented from investing, or liquidating an investment, in such company. This risk may affect the Master Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Master Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

The Fund and the Master Fund have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant the Fund and the Master Fund a non-exclusive license to use the name “Apollo.” Under the license agreement, the Fund and the Master Fund have the right to use the “Apollo” name for so long as the Adviser or one of its affiliates remains the Master Fund’s investment adviser. In addition, the Master Fund may pay fees to, or reimburse expenses of, the Adviser or its affiliates for certain management or administration services and disbursements, including the Master Fund’s allocable portion of the cost of its Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Shareholders must consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, each of the Master Fund and the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the total assets of each of the Master Fund and the Fund is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of the Master Fund or the Fund and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Master Fund or the Fund is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Master Fund or the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Furthermore, a RIC that fails the asset diversification test as of the end of a quarter of the RIC’s taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Master Fund or the Fund believes that it may fail the asset diversification test, the Master Fund or the Fund may seek to take certain actions to avert such a failure.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes as dividends to Shareholders, provided that it distributes dividends of an amount at least equal to 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. The Master Fund and the Fund intend to distribute to their respective shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Master Fund and the Fund generally must distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections), determined on a calendar year basis, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses), generally determined on the basis of the one-year period ending on October 31st of such calendar year, and (3) any ordinary income and capital gain net income from previous calendar years that was not distributed during those calendar years and on which the Master Fund or the Fund paid no U.S. federal income tax. The Master Fund and the Fund generally intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If either the Master Fund or the Fund does not qualify as a RIC, each of the Master Fund and the Fund will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Master Fund and the Fund’s respective current and accumulated earnings and profits.

Distributions

The Master Fund and the Fund will ordinarily declare and pay dividends from its net investment income at least [quarterly]. The Master Fund and the Fund will ordinarily distribute net realized capital gains, if any, once a year. The Master Fund and the Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to qualifying dividends from U.S. corporations earned by the Master Fund, may be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders. Further, to the extent the dividends are attributable to qualifying dividends from U.S. corporations and certain foreign corporations earned by the Master Fund, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident noncorporate Shareholders. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if a Shareholder received any capital gain dividends in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase or transfer of such Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale or exchange of such Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer be treated as having received, in whole or in part, a taxable dividend, a return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

Each of the Master Fund and the Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Master Fund and the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Master Fund and the Fund generally will be treated as a taxable transaction for federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Master Fund and the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less. However, if the Shareholder received any capital gain dividends in respect of the repurchased or transferred Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased or transferred Shares for six months or less, any loss realized by the Shareholder upon such repurchase or transfer will be treated as long-term capital loss to the extent that it offsets the capital gain dividends.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Master Fund or the Fund are replaced (including through reinvestment of dividends) with substantially similar Shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased by the Master Fund and the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund expects to elect the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholder s should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year. In addition, such miscellaneous itemized deductions are not deductible for purposes of the alternative minimum tax as well as are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Master Fund Investments

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the Master Fund’s disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures, forward contracts and options, and similar financial instruments) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.

In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds by the Master Fund will be treated as ordinary income. Finally, all or a portion of the gain realized by the Master Fund from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Fund may be treated as having been issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Master Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt instrument. Market discount generally accrues in equal daily installments. The Master Fund may make one or more of the elections applicable to debt instruments having market discount, which could affect the timing of recognition of income. Some debt instruments (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Master Fund may be treated as having acquisition discount. Generally, the Master Fund will be required to include acquisition discount in income over the term of such debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. The Master Fund may make one or more of the elections applicable to debt instrument having acquisition discount which could affect the timing of recognition of income.

Hedging and Derivative Transactions

The taxation of OTC options on debt securities and equity options (including options on narrow-based stock indices) is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option acquired by the Master Fund, if an option is sold by the Master Fund, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the Master Fund’s holding period in the option. If the option expires, the resulting loss is a capital loss and will be short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis of security acquired by the Master Fund and, in the case of a put option, will reduce the amount realized by the Master Fund on the underlying security in determining the amount of such gain or loss.

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) transacted by the Master Fund generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of the Master Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Master Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” To the extent the straddle rules apply to positions established by the Master Fund, losses realized by the Master Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Master Fund may constitute “mixed straddles.” One or more elections may be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Master Fund are not entirely clear. Accordingly, because application of the straddle rules may affect the timing of recognition and character of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Similarly, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Master Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Master Fund as a RIC might be affected. The Master Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Master Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Master Fund’s assets, may limit the extent to which the Master Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (i.e., capital gain vs. ordinary income) of the income recognized by the Master Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Master Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Master Fund’s and the Fund’s distributions may be treated as ordinary income than would have been the case if the Master Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Master Fund’s and the Fund’s taxable income or gains and distributions made by the Master Fund and the Fund.

If the Master Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Master Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Master Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Master Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Master Fund may indirectly hold equity interests in non-U.S. Portfolio Companies that may be treated as “passive foreign investment companies” (each, a “PFIC”). In general, a foreign corporation is considered a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. The Master Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Master Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Master Fund in respect of deferred taxes arising from such distributions or gains.

The Master Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Master Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Master Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Master Fund and, accordingly, cannot offset other income and/or gains of the Master Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares in a PFIC at the end of each taxable year. In this case, the Master Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income. Under either election, the Master Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income and gains with respect to PFIC shares, and may subject the Master Fund and the Fund to tax on certain income and gains from PFIC shares, the amount that must be distributed to Shareholders and will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Taxes

The Master Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Master Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at year-end consists of the stock or securities of foreign corporations, each of the Master Fund and the Fund may make an election which would permit certain shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Master Fund to foreign countries in respect of foreign stock or securities the Master Fund has held for at least the minimum period specified in the Code. In such a case, such shareholders of the Master Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Master Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally are required to be filed with the IRS in connection with dividends and other distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS. Failure by a Shareholder to furnish a certified TIN to the Fund could subject the Shareholder to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder, itself, enters into a transaction which generates unrelated debt-financed income within the scope of Section 514 of the Code with respect to its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. However, certain properly designated dividends by the Fund are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the Fund’s (i) “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Fund. Moreover, depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. amounts attributable to interest from non-U.S. sources or any foreign currency gains earned by the Master Fund) would be ineligible for this potential exemption from withholding.

Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

As discussed above at “Tax Aspects—Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares by the Fund does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. If the repurchase qualifies as a sale or exchange, the Shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Foreign Shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a “U.S. real property holding corporation” (as such term is defined in the Code) and the Foreign Shareholder actually or constructively held more than 5% of the Fund’s Shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is “effectively connected” with a U.S. trade or business, as discussed below.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

A Foreign Shareholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Foreign Shareholder provides the applicable withholding agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise establishes an exemption from backup withholding. Moreover, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See “Tax Aspects—Backup Withholding” above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Foreign Account Tax Compliance Act (“FATCA”)

Under the FATCA provisions of the Code, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed non-compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Such legislative changes could impact the tax treatment of transactions engaged in by the Master Fund as well as impact distributions made to Shareholders of the Master Fund and the Fund. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in either the Master Fund or the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because both the Master Fund and the Fund are each registered as an investment company under the 1940 Act, the Master Fund and the Fund will be proceeding on the basis that their respective underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Master Fund or the Fund, as appropriate, for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

An ERISA Plan which proposes to invest in either the Master Fund or the Fund will be required to represent to the respective Board of Trustees that it, and any fiduciaries responsible for such ERISA Plan’s investments, are aware of and understand such Fund’s investment objective; policies and strategies; that the decision to invest plan assets in such Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in such Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their own counsel and other advisors to determine if participation in either the Master Fund or the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA Plan Shareholders will be required to represent that the decision to invest in the Master Fund or the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Master Fund and the Fund.

Employee benefit plans or similar arrangements which are not subject to either ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to the Code. should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE MASTER FUND’S OR THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY EITHER THE MASTER FUND, THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

ADMINISTRATOR

The Fund has retained the Administrator, [            ], whose principal business address is [    ], to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration and accounting agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things, certain administration, accounting and investor services for the Fund. The Administrator may retain third-parties to perform some or all of these services. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the Administrator for out-of-pocket expenses.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable for any costs, expenses, damages, liabilities or claims incurred by or asserted against the Fund except those arising out of the bad faith, negligence, willful misconduct or reckless disregard of its obligations or duties Administrator. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against costs, expenses, damages, liabilities and claims (including claims asserted by the Fund) out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s bad faith, negligence, willful misconduct or reckless disregard of its obligations or duties.

CUSTODIAN AND TRANSFER AGENT

[            ] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [    ].

[    ] serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of Shares. The Transfer Agent’s principal business address is [    ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [    ].

DISTRIBUTOR

[    ] acts as the distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal business address is [    ].

LEGAL COUNSEL

Dechert LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[    ] has purchased Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Prior to the commencement of the Fund’s offering, [    ] will own 100% of the outstanding Shares of the Fund. [    ] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares.

As of [    ], the persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on [December 31]. The 12-month period ending [December 31] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

[    ] Fund

FINANCIAL STATEMENTS

[Insert Date]

[     ] Fund

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part	A: Not applicable.

Part	B: Statement of Assets and Liabilities.

Statement of Operations.

(2)	Exhibits:

(a)(1)	Certificate of Trust. (filed herewith)

(a)(2)	Initial Declaration of Trust. (filed herewith)

(b)	By-Laws.*

(c)	Not Applicable.

(d)	Not Applicable.

(e)	Dividend Reinvestment Plan.*

(f)	Not Applicable.

(h)(1)	Form of Distribution Agreement.*

(h)(2)	Form of Shareholder Servicing Agreement.*

(i)	Not Applicable.

(j)(1)	Form of Custodian Agreement.*

(j)(2)	Form of Foreign Custody Manager Arrangement.*

(k)(1)	Form of Administration Agreement.*

(k)(2)	Form of Transfer Agency Agreement.*

(k)(3)	Form of Expense Limitation and Reimbursement Agreement.*

(l)	Opinion and Consent of Dechert LLP.*

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.*

(o)	Not Applicable.

(p)	Form of Subscription Agreement.*

(q)	Not Applicable.

(r)(1)	Code of Ethics of the Master Fund and the Feeder Funds.*

(r)(2)	Code of Ethics of the Adviser.*

(r)(3)	Code of Ethics of the Distributor.*

(s)	Powers of Attorney.*

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$	[	]
Printing	$	[	]
Accounting fees and expenses	$	[	]
Legal fees and expenses	$	[	]
Miscellaneous	$	[	]

Total	$	[	]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

[To be provided by amendment.]

ITEM 29	NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: [ ]

ITEM 30.	INDEMNIFICATION

[To be provided by amendment.]

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer or member of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, member or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or member of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-72098).

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	[the Registrant, Apollo Multi Sector Income Fund A, 9 West 57th Street, New York, New York 10019;

(2)	the Registrant’s transfer agent, [ ], [ ];

(3)	the Registrant’s and the Feeder Funds’ custodian, [ ], [ ];

(4)	the investment adviser, Apollo Credit Management, LLC, 9 West 57th Street, New York, New York 10019; and

the administrator, [    ],[    ].]

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of February, 2016.

APOLLO MULTI SECTOR INCOME FUND A

/s/ Joseph D. Glatt
By:	Joseph D. Glatt
Title:	Sole Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Apollo Multi Sector Income Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of February, 2016.

APOLLO MULTI SECTOR INCOME FUND

/s/ Joseph D. Glatt
By:	Joseph D. Glatt
Title:	Sole Trustee

EXHIBIT INDEX

Ex-99(a)(1)	Certificate of Trust

Ex-99(a)(2)	Initial Declaration of Trust